UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Address of principal executive offices)           (Zip code)

James W. Oberweis The Oberweis Funds 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Copy to: James A. Arpaia Vedder Price P.C. 222 North LaSalle Street, Suite 2600 Chicago, IL 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Reports for the period 01/01/22 through 12/31/22 is filed herewith

ANNUAL REPORT
	INVESTOR CLASS	INSTITUTIONAL CLASS
Oberweis Micro-Cap Fund	OBMCX	OMCIX
Oberweis Small-Cap Opportunities Fund	OBSOX	OBSIX
Oberweis Global Opportunities Fund	OBEGX	OBGIX
Oberweis China Opportunities Fund	OBCHX	OCHIX
Oberweis International Opportunities Fund	OBIOX	—
Oberweis Emerging Markets Fund	OBEMX	OIEMX
December 31, 2022
oberweisfunds.com

PRESIDENT’S LETTER (unaudited)

Dear Fellow Shareholder,

2022 was an unusually rough year for investors. The Fed’s fight against inflation and Russia’s war in Ukraine were mostly to blame. Both stocks and bonds felt the scourge of rising interest rates. The US Fed, in an attempt to fight inflation, increased its target rate for Fed Funds by 400 bps from March to December, going from a target range of 0.25-0.5% to 4.25-4.50%. Except for China, major central banks around the world followed suit. The magnitude of this year’s increase in rates materially exceeded investor expectations.

Unanticipated large increases in interest rates are a double whammy for growth stock investors. Higher interest rates tend to slow economic growth and depress future earnings. Additionally, they also tend to compress valuation multiples for growth stocks, as a higher discount factor reduces the present value of future earnings. When viewed in that light, it’s not terribly surprising to see a sharp decline in stock prices, particularly for growth stocks.

The Fed’s quest to quell inflation was complicated by supply-side disruptions and an incredibly tight labor market. The war in Ukraine and China’s COVID-related production problems increased commodity prices and pressured global supply chains, which fueled price increases and exacerbated inflation. Further, a labor shortage put upward pressure on wages, further complicating the Fed’s anti-inflation campaign.

In terms of economic growth, the US economy fared better than Europe. Europe suffered through a period of sky-high natural gas prices, largely from its dependence on Russian supply. Non-US small caps lagged their US counterparts for the second year in a row. Japanese equities fared relatively well in local currency terms, but not in USD terms, which include the effect of the Yen’s decline versus the US dollar.

China was the most challenging geography. Between President Xi Jinping’s “Covid zero” and “shared prosperity” policies, the investment climate could only be described as decidedly unfriendly and highly unpredictable. This occurred amid a strengthening US dollar and weakening Chinese property market, typically not great signs for Chinese asset prices. Chinese markets crashed into the October National Congress of the Communist Party, when Xi doubled down on the same adverse policy rhetoric.

However, in recent months and into 2023, Chinese equities have rallied strongly. After his successful consolidation of power, Xi dramatically changed policy direction, essentially abandoning “Covid Zero” entirely. While a massive wave of Covid promptly ensued, cases in urban areas may already have peaked and we expect a return to more open times soon. Xi also showed signs of softening his stance on property market regulation and anti-monopoly investigations against Internet firms. This drove a 30% rally in China over the two months that followed the National Congress, but it was not enough to recover from the heavy losses earlier in the year.

2022 Performance in REVIEW

While nobody is happy with a negative return, the domestic funds fared exceptionally well relative to their benchmark indices and peers. The Micro-Cap Fund and Small-Cap Opportunities Fund returned -10.60% and -11.17%, respectively (compared to -29.76% and -26.36% for the Russell Micro-Cap Growth and Russell 2000 Growth indices). Among the international funds, the International Opportunities Fund returned -37.06% (versus -27.02% for the MSCI World ex-US SCG Index). The China Opportunities Fund returned -37.23% (compared to -21.93% for the MSCI China Index). The Global Opportunities Fund returned -26.80% (compared to -18.67% for the MSCI ACWI Small-Cap Index).

PRESIDENT’S Letter (unaudited)  (continued)

It is entirely normal to have individual years deviate positively and negatively from the benchmark. Over the trailing ten years, the average annual returns of the Micro-Cap, Small-Cap, Global, International, and China Funds have all handily beaten their benchmarks. Similarly, although the Emerging Markets Fund underperformed this year, returning -24.31% (versus -18.02% for the MSCI EM Small Cap Index), the fund has markedly outperformed since its inception. In fact, the Emerging Markets Fund has generated 1,800 basis points of excess cumulative return, net of fees, since its inception on May 1, 2018.

When you measure our skill, we find the long-term track record to be far more indicative than any individual year. In fact, our experience has shown that some of the most attractive entry points often occur following periods of short-term underperformance.

THE YEAR AHEAD

A reader of the first page of this seemingly dreary commentary might conclude our outlook to be bearish. It is, in reality, quite the opposite. We believe that at current prices, the return potential for our funds is significantly above-average, particularly relative to the risks. Our research shows that valuations for global small-caps rival the incredible bargains last seen in the depths of the global financial crisis. That might seem surprising, as stock prices have not declined as much as they did in 2008-2009. However, price/earnings ratios for small-caps were not as expensive at the beginning of 2021 as they were in 2007 and earnings have not similarly declined.

Of course, earnings for our portfolios could be curtailed in 2023, but we don’t see that as the most likely outcome. First, while we expect recession as a base case in 2023, we believe a modest GDP contraction is unlikely to lead to an unhealthy level of unemployment. That is, with less leverage on both corporate and individual balance sheets and a tight labor market, we believe that the coming economic slowdown is likely to be less severe than that of 2008.

Second, and more importantly, our funds are less correlated to the broader economy than you might think. We tend to own “disruptive” niche-oriented companies growing much faster than the broader economy. Long-term growth for these companies tends to be much more correlated with product acceptance and market share gains than oscillations in GDP. While broad economic growth or contraction will influence many holdings to some degree, the real driver, especially over the long-term, tends to be company-specific product growth.

That said, during periods of rising risk-aversion, investors seek current cash flow versus the potential for future earnings growth. That’s why multiples compressed last year. But that has already happened, and buyers today are paying much lower multiples than historical averages. Multiple compression could continue in 2023 but multiples for small-cap growth stocks have already dropped to among the cheapest levels of the past two decades. It could get worse, but we doubt any further contraction will be persistent or material.

At some point, the recession will pass and valuation multiples are likely to revert back to more normal levels. We cannot predict when this will occur, but post-recessionary multiple expansion (which typically happens well before the economy reaches the end of a recession) have been the single best periods for the performance of our funds. Don’t miss it.

VALUATION RECAP

As of December 31, 2022, the price/earnings (P/E) ratio was 14.9 times for the Global Opportunities Fund (versus 13.0 last quarter), 13.0 times for the Small-Cap Opportunities Fund (versus 11.5 last quarter), 11.6 times for the Micro-Cap Fund (versus 10.5 last quarter), 15.2 times for the International Opportunities Fund (versus 12.9 last quarter), 18.9 times for the China Opportunities Fund (versus 18.6 last quarter), 18.2 times for the Emerging Markets

PRESIDENT’S Letter (unaudited)  (continued)

Fund (versus 17.4 times last quarter). Each of these funds invests in companies with expected earnings growth rates that are higher than that of the broader market, and in companies expected to grow faster than current market expectations. As of December 31, 2022, the weighted-average market capitalization was $4.3 billion for the Global Opportunities Fund, $3.8 billion for the Small-Cap Opportunities Fund, $1.3 billion for the Micro-Cap Fund, $4.3 billion for the International Opportunities Fund, $3.9 billion for the Emerging Markets Fund, and $33.1 billion for the China Opportunities Fund.

We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown us with your valuable investments. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA
President & Portfolio Manager

Management discussion on fund performance
(unaudited)

MARKET ENVIRONMENT

Global equities returned -17.74% in 2022, as measured by the MSCI World Index. Global small-caps, as measured by the MSCI World Small-Cap Index, returned -18.41%, slightly underperforming large-capitalization stocks. International small-caps underperformed U.S. small-caps for the second year, as evidenced by the -20.59% return on the MSCI World ex-USA Small-Cap Index. Within the United States, small-cap growth stocks outperformed large-cap growth stocks by 278 basis points, as measured by the respective returns of the Russell 2000 Growth (-26.36%) and Russell 1000 Growth (-29.14%) indices. Value stocks sharply outperformed growth stocks in 2022. Within domestic small-cap, the Russell 2000 Value Index (-14.50%) outperforming the Russell 2000 Growth Index (-26.36%) by 1186 basis points for the year.

DISCUSSION OF THE OBERWEIS FUNDS

The International Opportunities Fund returned -37.06% versus -27.02% for the MSCI World ex-US Small Cap Growth Index. At the country level, the United Kingdom, Japan, and Canada detracted from portfolio return, partially offset by favorable performance in Denmark. At the sector level, the portfolio was negatively impacted by stock selection in consumer staples and consumer discretionary, partially offset by positive stock selection in industrials. At the stock level, Hexatronic (HTRO SS), D/S Norden (DNORD DC), and Aixtron (AIXA GY) were among the top contributors to performance; Future (FUTR LN), Nordic Semiconductor (NOD NO), and Food & Life Companies (3563 JP) were among the top detractors.

The Global Opportunities Fund returned -26.80% versus -18.67% for the MSCI AWCI Small-Cap Index. At the country level, stock selection in the United States, Taiwan, and Germany added to portfolio return, while Japan, the U.K., and China detracted from portfolio return. At the sector level, healthcare added to return, while information technology, consumer discretionary and financials detracted. At the stock level, Halozyme Therapeutics (HALO US), Acadia Healthcare (ACHC US), and Super Micro Computer (SMCI US) were among the top contributors to performance; Synaptics (SYNA US), Intermediate Capital Group (ICP LN) and Ultra Clean Holdings (UCTT US) were among the top detractors.

The China Opportunities Fund returned -37.23% versus -21.93% for the MSCI China Index. At the sector level, consumer discretionary added to return, while information technology, financials, and materials were top detractors. At the stock level, Pinduoduo (PDD US), Hygeia Healthcare (6078 HK), and Trip.com (9961 HK), were among the top contributors to performance; ACM Research (688082) and Longfor Group (960 HK) were among the top detractors.

The Emerging Markets Fund returned -24.31% versus -18.02% for the MSCI EM Small-Cap Index. At the country level, China, Mexico, and Turkey were the primary detractors while Indonesia was the top contributor. At the sector level, the fund was positively impacted by stock selection in consumer staples, while performance was adversely impacted by stock selection in industrials and information technology. At the stock level, Mitra Adiperkasa (MAPI IJ), Xiabuxiabu Catering Management (520 HK), and PT Sumber Alfaria Trijaya (AMRT IJ) were among the top contributors to performance; Aspeed Technology (5274 TT), Weimob (2013 HK), and Pan Jit International (2481 TT) were among the top detractors.

Management discussion on fund performance
(unaudited)  (continued)

The Micro-Cap Fund returned -10.60% versus -29.76% for the Russell Micro-Cap Growth Index. The portfolio benefitted from favorable stock selection in technology, producer durables and healthcare. At the stock level, Lantheus (LNTH), Sierra Wireless (SWIR), and Bel Fuse (BELFB) were among the top contributors to performance. Alpha & Omega Semiconductor (AOSL), Boot Barn (BOOT), and Ultra Clean (UCTT) were among the top detractors.

The Small-Cap Opportunities Fund returned -11.17% versus -26.36% for the Russell 2000 Growth Index. The portfolio benefitted from favorable stock selection in healthcare, technology, and producer durables. Lantheus (LNTH), Clearfield (CLFD), and Sierra Wireless (SWIR) were among the top contributors to performance. Synaptics (SYNA), Crocs (CROX), and Ultra Clean (UCTT) were among the top detractors.

For current performance information, please visit www.oberweisfunds.com.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited)  (continued)

Oberweis Micro-Cap Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	96.5
Other Assets less Liabilities	3.5

Top Ten Holdings (% of Net Assets)
Axcelis Technologies, Inc.	4.1
Aehr Test Systems	3.8
Veritiv Corp.	2.8
Lantheus Hldgs., Inc.	2.2
Clearfield, Inc.	2.1
Perion Network Ltd.	2.0
Model N, Inc.	2.0
Bel Fuse, Inc.	1.8
Impinj, Inc.	1.7
Extreme Networks, Inc.	1.6

Top Ten Industries (% of Net Assets)
Production Technology Equipment	12.1
Communications Technology	8.0
Computer Services Software & Systems	6.0
Biotechnology	4.8
Specialty Retail	4.7
Medical & Dental Instruments & Supplies	4.3
Oil Well Equipment & Services	4.3
Medical Equipment	3.6
Back Office Support, Human Resources & Consulting	3.6
Consumer Services – Miscellaneous	3.4

Oberweis Small-Cap Opportunities Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	95.9
Other Assets less Liabilities	4.1

Top Ten Holdings (% of Net Assets)
Axcelis Technologies, Inc.	4.0
Aehr Test Systems	3.7
Clean Harbors, Inc.	2.3
Crocs, Inc.	2.2
Impinj, Inc.	2.2
Allegro MicroSystems, Inc.	2.2
Clearfield, Inc.	2.1
Belden, Inc.	2.0
Fabrinet	1.9
Deckers Outdoor Corp.	1.9

Top Ten Industries (% of Net Assets)
Production Technology Equipment	10.3
Diversified Manufacturing Operations	5.1
Medical & Dental Instruments & Supplies	4.7
Textiles Apparel & Shoes	4.1
Oil Crude Producer	4.0
Medical Equipment	3.9
Semiconductors & Components	3.8
Leisure Time	3.6
Healthcare Services	3.5
Back Office Support, Human Resources, & Consulting	3.2

Management discussion on fund performance
(unaudited)  (continued)

Oberweis Global Opportunities Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	100.0
Other Liabilities less Assets	0.0

Top Ten Holdings (% of Net Assets)
Halozyme Therapeutics, Inc.	6.3
Impinj, Inc.	4.6
Crocs, Inc.	4.0
Axcelis Technologies, Inc.	3.9
Belden, Inc.	3.4
Ashtead Technology Hldgs. PLC	3.4
Super Micro Computer, Inc.	3.4
Deckers Outdoor Corp.	3.3
Intermediate Capital Group PLC	2.8
BayCurrent Consulting, Inc.	2.8

Top Ten Industries (% of Net Assets)
Semiconductors & Semiconductor Equipment	21.9
Textiles, Apparel & Luxury Goods	8.3
Electronic Equipment, Instruments & Components	7.1
Biotechnology	6.3
Trading Co. & Distribution	5.4
Healthcare Equipment & Supplies	5.4
Software	4.6
Professional Services	4.0
Communications Equipment	3.6
Healthcare Providers & Services	3.6

Oberweis China Opportunities Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	99.2
Other Assets less Liabilities	0.8

Top Ten Holdings (% of Net Assets)
Pinduoduo, Inc. ADS	5.1
Alibaba Group Hldg. Ltd.	3.7
Trip.com Group Ltd.	3.4
JD.com, Inc.	3.3
Meituan	3.2
New Oriental Education & Technology Group, Inc.	3.0
Hygeia Healthcare Hldgs. Co. Ltd.	2.7
Tencent Music Entertainment Group ADS	2.6
Li Ning Co. Ltd.	2.5
Wuxi Biologics (Cayman), Inc.	2.5

Top Ten Industries (% of Net Assets)
Internet & Direct Marketing Retail	19.9
Hotels, Restaurants & Leisure	12.0
Entertainment	7.0
Real Estate Management & Development	6.2
Healthcare Equipment & Supplies	5.6
Diversified Consumer Services	4.1
Semiconductors & Semiconductor Equipment	3.1
Healthcare Providers & Services	2.7
Beverages	2.7
Textiles, Apparel & Luxury Goods	2.5

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited)  (continued)

Oberweis International Opportunities Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	99.7
Other Assets less Liabilities	0.3

Top Ten Holdings (% of Net Assets)
BayCurrent Consulting, Inc.	4.4
Nordic Semiconductor ASA	3.9
Rexel SA	3.7
Hexatronic Group AB	3.6
AIXTRON SE	3.2
Constellium SE	3.0
Edenred SA	2.7
ATS Corp.	2.7
Daiwa Securities Group, Inc.	2.4
Aritzia, Inc.	2.3

Top Ten Industries (% of Net Assets)
Machinery	12.0
Information Technology Services	8.9
Electrical Equipment	8.2
Semiconductors & Semiconductor Equipment	8.1
Capital Markets	7.6
Trading Co. & Distribution	7.4
Professional Services	6.0
Specialty Retail	4.4
Metals & Mining	4.3
Insurance	3.7

Oberweis Emerging Markets Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	96.1
Other Assets less Liabilities	3.9

Top Ten Holdings (% of Net Assets)
Dada Nexus Ltd. ADS	5.1
LEENO Industrial, Inc.	2.5
Kingdee International Software Group Co. Ltd.	2.5
Classys, Inc.	2.5
Chongqing Brewery Co. Ltd.	2.3
Petro Rio SA	2.3
Afya Ltd.	2.1
PT Sumber Alfaria Trijaya Tbk	2.0
Chailease Hldg. Co. Ltd.	2.0
POSCO Chemical Co. Ltd.	2.0

Top Ten Industries (% of Net Assets)
Electronic Equipment, Instruments & Components	9.6
Software	9.3
Internet & Direct Marketing Retail	6.7
Beverages	6.4
Semiconductors & Semiconductor Equipment	5.9
Hotels, Restaurants & Leisure	5.2
Pharmaceuticals	4.7
Food & Staples Retailing	4.4
Healthcare Equipment & Supplies	4.3
Diversified Consumer Services	4.1

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBMCX	(10.60)	13.76	17.26	11.16	1.52
OMCIX[4]	(10.39)	14.03	17.55	11.43	1.27
Russell Microcap Growth	(29.76)	1.00	7.22	N/A5

Growth of a $10,000 Investment (from January 1, 1996 to December 31, 2022)

Oberweis Micro-Cap Fund (OBMCX)
Russell Microcap Growth
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$173,830
$40,926
1/96
12/96
12/98
12/00
12/02
12/04
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20
12/22

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell Microcap Growth Index measures the performance of those Russell microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the small cap Russell 2000 Index plus the next 1,000 securities. The Russell Index is unmanaged and is not available for investment.

2 Since Inception returns are from commencement of operations on 01/01/96 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers or expense reimbursement was 1.53% and 1.28% for the Investor Class and Institutional Class, respectively.

4 The Institutional share class (OMCIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

5 The Russell Microcap Growth Index began on July 3, 2000, and the line graph for the Index begins at the same value as the Fund on that date.

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBSOX	(11.17)	14.41	14.62	8.39	1.25
OBSIX[4]	(10.93)	14.69	14.92	8.67	1.00
Russell 2000 Growth	(26.36)	3.51	9.20	6.38

Growth of a $10,000 Investment (from September 15, 1996 to December 31, 2022)

Oberweis Small-Cap Opportunities Fund (OBSOX)
Russell 2000 Growth
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
9/96
12/96
12/98
12/00
12/02
12/04
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20
12/22
$83,252
$50,807

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell Index is unmanaged and is not available for investment.

2 Since Inception returns are from commencement of operations on 09/15/96 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers or expense reimbursement was 1.45% and 1.20% for the Investor Class and Institutional Class, respectively.

4 The Institutional share class (OBSIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBEGX	(26.80)	5.16	10.26	8.51	1.51
OBGIX[4]	(26.61)	5.43	10.53	8.78	1.27
MSCI ACWI Small-Cap	(18.67)	3.23	7.69	N/A5

Growth of a $10,000 Investment (from January 7, 1987 to December 31, 2022)

Oberweis Global Opportunities Fund (OBEGX)
MSCI ACWI Small-Cap
$280,000
$260,000
$240,000
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1/87
12/88
12/90
12/92
12/94
12/96
12/98
12/00
12/02
12/04
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20
12/22
$188,672
$186,033

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The MSCI ACWI Small-Cap Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap developed and emerging markets with dividends reinvested net of withholding tax. A sales load of 4% was charged on the Oberweis Global Opportunities Fund until 12/31/91 and is not reflected in the total return figures or graph above.

2 Since Inception returns are from commencement of operations on 01/07/87 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers or expense reimbursement was 1.52% and 1.28% for Investor Class and Institutional Class, respectively.

4 The Institutional share class (OBGIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

5 The MSCI ACWI Small-Cap Index began on May 31, 1994, and the line graph for the index begins at the same value as the Fund on that date.

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBCHX	(37.23)	(1.29)	6.79	9.20	2.03
OCHIX[4]	(36.97)	(1.02)	7.07	9.47	1.78
MSCI China Net	(21.93)	(4.54)	2.43	7.01

Growth of a $10,000 Investment (from October 1, 2005 to December 31, 2022)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI China Net Index is a free float-adjusted market capitalization-weighted Index of Chinese equities that include China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges and P chips and foreign listings with minimum dividends reinvested net of withholding tax. The MSCI China net index is unmanaged and is not available for investment.

2 Since Inception returns are from commencement of operations on 10/01/05 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers or expense reimbursement was 2.05% and 1.80% for Investor Class and Institutional Class, respectively.

4 The Institutional share class (OCHIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBIOX	(37.06)	(0.76)	8.13	6.93	1.60
MSCI World ex-US Small Cap Growth	(27.02)	0.55	6.03	3.68

Growth of a $10,000 Investment (from February 1, 2007 to December 31, 2022)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.

2 Since Inception returns are from commencement of operations on 02/01/07 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers or expense reimbursement was 1.87%.

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBEMX	(24.31)	3.68	1.75
OIEMX	(24.10)	3.94	1.50
MSCI EM Small-Cap	(18.02)	1.12

Growth of a $10,000 Investment (from May 1, 2018 to December 31, 2022)

$20,000
$15,000
$10,000
$5,000
$0
Oberweis Emerging Markets Fund (OBEMX)
MSCI EM Small-Cap
$11,836
$10,554
05/18
06/18
09/18
12/18
12/19
12/20
12/21
12/22

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The MSCI EM Small-Cap Index (Net) is a free float-adjusted market capitalization weighted index that measures the performance of Small-Cap stocks in 24 emerging markets.

2 Since Inception returns are from commencement of operations on 05/01/2018 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers or expense reimbursement was 2.90% and 2.65% for Investor Class and Institutional Class, respectively.

OBERWEIS MICRO-CAP FUND

Schedule of Investments December 31, 2022

	SHARES	VALUE
Equities – 96.5%

Advertising Agencies – 0.7%
Viad Corp.*	51,100	$1,246,329

Aerospace – 2.0%
V2X, Inc.*	50,100	2,068,629
VSE Corp.	26,100	1,223,569
		3,292,198

Back Office Support, Human Resources & Consulting – 3.6%
Cross Country Healthcare, Inc.*	60,600	1,610,142
Franklin Covey Co.*	46,300	2,165,451
ICF International, Inc.	23,600	2,337,580
		6,113,173

Banks – Diversified – 1.8%
Mercantile Bank Corp.	25,700	860,436
Preferred Bank*	30,200	2,253,524
		3,113,960

Banks – Savings, Thrifts & Mortgage Lending – 2.0%
Brookline Bancorp, Inc.*	121,700	1,722,055
Heritage Financial Corp.*	55,400	1,697,456
		3,419,511

Biotechnology – 4.8%
ADMA Biologics, Inc.*	536,900	2,083,172
Catalyst Pharmaceuticals, Inc.*	96,600	1,796,760
Dynavax Technologies Corp.*	183,700	1,954,568
Veracyte, Inc.*	92,400	2,192,652
		8,027,152

Casinos & Gambling – 1.0%
Full House Resorts, Inc.*	221,743	1,667,507

Commercial Services – Rental & Leasing – 1.3%
H&E Equipment Services, Inc.	50,100	2,274,540

Commercial Vehicles & Parts – 1.0%
Modine Manufacturing Co.*	86,500	1,717,890

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
Communications Technology – 8.0%
ADTRAN, Inc.	116,400	$2,187,156
Aviat Networks, Inc.*	83,307	2,598,345
Bel Fuse, Inc.	89,800	2,956,216
Extreme Networks, Inc.*	150,100	2,748,331
Harmonic, Inc.*	99,800	1,307,380
KVH Industries, Inc.*	88,000	899,360
Ooma, Inc.*	61,000	830,820
		13,527,608

COMPUTER SERVICES SOFTWARE & SYSTEMS – 6.0%
A10 Networks, Inc.	131,200	2,181,856
Avid Technology, Inc.*	52,200	1,387,998
Model N, Inc.*	82,400	3,342,144
OneSpan, Inc.*	216,900	2,427,111
PDF Solutions, Inc.*	30,100	858,452
		10,197,561

Computer Technology – 0.8%
ScanSource, Inc.*	46,800	1,367,496

Consumer Lending – 1.3%
EZCORP, Inc.*	262,000	2,135,300

Consumer Services – Miscellaneous – 3.4%
Perion Network Ltd.*	136,500	3,453,450
SP Plus Corp.*	67,600	2,347,072
		5,800,522

Containers & Packaging – 2.8%
Veritiv Corp.	39,400	4,795,374

Construction – 1.6%
Sterling Construction Co. Inc.*	80,600	2,643,680

Diversified Manufacturing Operations – 2.1%
NerdWallet, Inc.*	175,900	1,688,640
Playa Hotels & Resorts NV*	284,100	1,855,173
		3,543,813

Electronic Entertainment – 1.2%
Everi Hldgs. Inc.*	135,900	1,950,165

Energy Equipment – 1.5%
Ameresco, Inc.*	45,508	2,600,327

Financial Data & Systems – 0.9%
International Money Express, Inc.*	63,500	1,547,495

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
Food – 2.6%
SunOpta, Inc.*	262,600	$2,216,344
The Chefs’ Warehouse, Inc.*	66,900	2,226,432
		4,442,776

Home Building – 0.8%
M/I Homes, Inc.*	30,000	1,385,400

Insurance – Property Casualty – 1.0%
Employers Hldgs., Inc.	38,500	1,660,505

Machinery – Agriculture – 2.2%
Titan International, Inc.*	145,100	2,222,932
Titan Machinery, Inc.*	39,600	1,573,308
		3,796,240

Machinery – Industrial – 1.2%
EnPro Industries, Inc.	19,300	2,097,717

Medical & Dental Instruments & Supplies – 4.3%
Alphatec Hldgs., Inc.*	212,900	2,629,315
Cerus Corp.*	283,900	1,036,235
LeMaitre Vascular, Inc.	21,600	994,032
TransMedics Group, Inc.*	42,400	2,616,928
		7,276,510

Medical Equipment – 3.6%
Lantheus Hldgs., Inc.*	74,000	3,771,040
Tactile Systems Technology, Inc.*	204,200	2,344,216
		6,115,256

Metal Fabricating – 0.9%
Haynes International, Inc.	33,500	1,530,615

Oil Crude Producer – 1.1%
Earthstone Energy, Inc.*	128,800	1,832,824

Oil Well Equipment & Services – 4.3%
MRC Global, Inc.*	119,900	1,388,442
Nine Energy Service, Inc.*	99,100	1,439,923
Patterson-UTI Energy, Inc.	139,100	2,342,444
RPC, Inc.	233,600	2,076,704
		7,247,513

Pharmaceuticals – 1.3%
Amphastar Pharmaceuticals, Inc.*	77,100	2,160,342

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
Production Technology Equipment – 12.1%
Aehr Test Systems*	318,400	$6,399,840
Axcelis Technologies, Inc.*	87,100	6,912,256
Impinj, Inc.*	26,800	2,926,024
Photronics, Inc.*	116,800	1,965,744
Ultra Clean Hldgs., Inc.*	67,900	2,250,885
		20,454,749

Scientific Instruments – Electrical – 1.1%
Allied Motion Technologies, Inc.	46,400	1,615,184
RF Industries Ltd.*	63,100	321,810
		1,936,994

Scientific Instruments – Gauges & Meters – 1.0%
Vishay Precision Group, Inc.*	43,600	1,685,140

Scientific Instruments – Pollution Control – 1.3%
CECO Environmental Corp.*	182,100	2,126,928

Semiconductors & Components – 0.5%
Amtech Systems, Inc.*	113,900	865,640

Specialty Retail – 4.7%
Alta Equipment Group, Inc.	93,600	1,234,584
Boot Barn Hldgs., Inc.*	27,900	1,744,308
Caleres, Inc.	37,600	837,728
Destination XL Group, Inc.*	338,100	2,282,175
Guess’, Inc.	86,800	1,795,892
		7,894,687

Technology – Miscellaneous – 0.9%
Camtek Ltd.*	59,180	1,299,593

Telecommunications Equipment – 2.2%
Clearfield, Inc.*	37,700	3,549,078

Textiles Apparel & Shoes – 1.6%
Oxford Industries, Inc.	17,500	1,630,650
Rocky Brands, Inc.	36,000	850,320
		2,480,970

Total Equities
(Cost: $137,803,008)		$162,821,078

Total Investments – 96.5%
(Cost: $137,803,008)		$162,821,078

Other Assets Less Liabilities – 3.5%		5,966,770

Net Assets – 100%		$168,787,848

* Non-income producing security during the period ended December 31, 2022

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND

Schedule of Investments December 31, 2022

	SHARES	VALUE
Equities – 95.9%

AEROSPACE – 1.1%
ATI, Inc.*	57,200	$1,707,992

AUTO PARTS – 1.5%
Visteon Corp.*	17,800	2,328,774

BACK OFFICE SUPPORT, HUMAN RESOURCES & CONSULTING – 3.2%
ICF International, Inc.	19,800	1,961,190
Insperity, Inc.	13,700	1,556,320
NV5 Global, Inc.*	11,800	1,561,376
		5,078,886

BANKS – DIVERSIFIED – 1.6%
First Merchants Corp.	25,300	1,040,083
Washington Federal, Inc.	43,200	1,449,359
		2,489,442

BEVERAGE – BREWERS & DISTILLERS – 1.2%
MGP Ingredients, Inc.	18,100	1,925,478

BIOTECHNOLOGY – 1.9%
Halozyme Therapeutics, Inc.*	52,200	2,970,180

CASINOS & GAMBLING – 1.0%
Monarch Casino and Resort, Inc.*	20,100	1,545,489

CHEMICALS – DIVERSIFIED – 2.1%
Cabot Corp.	24,200	1,617,528
Univar Solutions, Inc.*	54,300	1,726,740
		3,344,268

CHEMICALS – SPECIALTY – 1.2%
Quaker Chemical Corp.	11,600	1,936,040

COMMERCIAL VEHICLES & PARTS – 1.7%
Federal Signal Corp.	57,100	2,653,437

COMMUNICATIONS TECHNOLOGY – 3.0%
Calix, Inc.*	37,900	2,593,497
Ciena Corp.*	42,800	2,181,944
		4,775,441

COMPUTER TECHNOLOGY – 2.5%
Super Micro Computer, Inc.*	25,700	2,109,970
Synaptics, Inc.*	19,400	1,846,104
		3,956,074

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
CONSUMER LENDING – 1.0%
FirstCash Hldgs., Inc.	17,900	$1,555,689

CONSUMER SERVICES – MISCELLANEOUS – 1.8%
Perion Network Ltd.*	110,900	2,805,770

CONTAINERS & PACKAGING – 2.9%
O-I Glass, Inc.*	103,400	1,713,338
Veritiv Corp.	22,742	2,767,929
		4,481,267

COSMETICS – 1.4%
Inter Parfums, Inc.	22,100	2,133,092

DIVERSIFIED MANUFACTURING OPERATIONS – 5.1%
Allegro MicroSystems, Inc.*	115,200	3,458,304
Inmode Ltd.*	59,500	2,124,150
Janus International Group, Inc.*	130,300	1,240,456
MP Materials Corp.*	48,000	1,165,440
		7,988,350

ELECTRONIC ENTERTAINMENT – 0.8%
Everi Hldgs., Inc.*	88,900	1,275,715

ENERGY EQUIPMENT – 1.5%
Ameresco, Inc.*	40,700	2,325,598

ENVIRONMENTAL, MAINTENANCE & SECURITY SERVICES – 1.3%
ABM Industries, Inc.	44,500	1,976,690

FOREST PRODUCTS – 0.7%
UFP Industries, Inc.	14,700	1,164,975

HEALTHCARE MANAGEMENT SERVICES – 1.3%
Option Care Health, Inc.*	65,500	1,970,895

HEALTHCARE SERVICES – 3.5%
Acadia Healthcare Co., Inc.*	18,900	1,555,848
AMN Healthcare Services, Inc.*	15,200	1,562,864
Evolent Health, Inc.*	81,900	2,299,752
		5,418,464

INSURANCE – LIFE – 0.8%
Unum Group	29,000	1,189,870

LEISURE TIME – 3.6%
Fox Factory Hldg. Corp.*	21,100	1,924,953
SeaWorld Entertainment, Inc.*	39,500	2,113,645
Topgolf Callaway Brands Corp.*	83,800	1,655,050
		5,693,648

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
MACHINERY – AGRICULTURE – 0.8%
Titan International, Inc.*	80,100	$1,227,132

MACHINERY – INDUSTRIAL – 2.7%
Applied Industrial Technologies, Inc.	16,600	2,092,098
Franklin Electric Co., Inc.	26,600	2,121,350
		4,213,448

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES – 4.7%
Alphatec Hldgs., Inc.*	188,700	2,330,445
Merit Medical Systems, Inc.*	35,600	2,514,072
TransMedics Group, Inc.*	40,000	2,468,800
		7,313,317

MEDICAL EQUIPMENT – 3.9%
Haemonetics Corp.*	19,700	1,549,405
Inspire Medical Systems, Inc.*	3,850	969,738
Lantheus Hldgs., Inc.*	50,800	2,588,768
Shockwave Medical, Inc.*	5,150	1,058,892
		6,166,803

OIL CRUDE PRODUCER – 4.0%
Comstock Resources, Inc.	114,000	1,562,940
Magnolia Oil & Gas Corp.	67,100	1,573,495
Matador Resources Co.	30,300	1,734,372
PDC Energy, Inc.	22,200	1,409,256
		6,280,063

OIL WELL EQUIPMENT & SERVICES – 1.9%
Liberty Energy, Inc.	84,100	1,346,441
NOV, Inc.	80,800	1,687,912
		3,034,353

PAPER – 1.0%
Clearwater Paper Corp.*	41,800	1,580,458

PHARMACEUTICALS – 1.0%
Amphastar Pharmaceuticals, Inc.*	56,900	1,594,338

POWER TRANSMISSION EQUIPMENT – 2.0%
Belden, Inc.	42,900	3,084,510

PRODUCTION TECHNOLOGY EQUIPMENT – 10.3%
Aehr Test Systems*	289,208	5,813,081
Axcelis Technologies, Inc.*	78,800	6,253,568
Impinj, Inc.*	32,000	3,493,760
Novanta, Inc.*	4,900	665,763
		16,226,172

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
RESTAURANTS – 0.6%
Texas Roadhouse, Inc.	9,500	$864,025

SCIENTIFIC INSTRUMENTS – POLLUTION CONTROL – 2.3%
Clean Harbors, Inc.*	31,300	3,571,956

SEMICONDUCTORS & COMPONENTS – 3.8%
MACOM Technology Solutions Hldgs., Inc.*	38,400	2,418,432
MaxLinear, Inc.*	58,500	1,986,075
Silicon Laboratories, Inc.*	11,650	1,580,556
		5,985,063

SPECIALTY RETAIL – 0.5%
Murphy USA, Inc.	2,900	810,666

TECHNOLOGY – MISCELLANEOUS – 1.9%
Fabrinet*	23,700	3,038,814

TELECOMMUNICATIONS EQUIPMENT – 2.1%
Clearfield, Inc.*	34,800	3,276,072

TEXTILES, APPAREL & SHOES – 4.1%
Crocs, Inc.*	32,300	3,502,289
Deckers Outdoor Corp.*	7,500	2,993,700
		6,495,989

TRUCKERS – 0.6%
Forward Air Corp.	9,800	1,027,922

Total Equities
(Cost: $143,070,392)		$150,482,625

Total Investments – 95.9%
(Cost: $143,070,392)		$150,482,625
Other Assets Less Liabilities – 4.1%		6,403,729
Net Assets – 100%		$156,886,354

* Non-income producing security during the period ended December 31, 2022

See accompanying notes to the financial statements.

OBERWEIS GLOBAL OPPORTUNITIES FUND

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
Equities – 100.0%

AUSTRALIA – 1.2%
IDP Education Ltd.	35,000	$645,003

BRAZIL – 1.1%
TOTVS SA	110,000	575,438

CANADA – 5.2%
Aritzia, Inc.*	32,600	1,140,037
ATS Corp.*	25,000	777,142
TFI International, Inc.	7,800	781,210
		2,698,389

CHINA – 5.7%
Dada Nexus Ltd. ADS*	173,342	1,208,194
Li Ning Co. Ltd.	61,500	528,835
Shanghai Weaver Network Co. Ltd.	75,000	541,690
YTO Express Group Co. Ltd.	225,000	649,188
		2,927,907

FRANCE – 2.1%
Rexel SA	29,700	587,413
Soitec SA*	3,000	492,403
		1,079,816

GERMANY – 1.7%
AIXTRON SE	30,000	863,186

ISRAEL – 1.3%
Inmode Ltd.*	19,400	692,580

JAPAN – 7.4%
BayCurrent Consulting, Inc.	46,000	1,431,980
Fuji Electric Co. Ltd.	31,000	1,169,918
Future Corp.	44,400	552,340
Visional, Inc.*	10,000	662,384
		3,816,622

NORWAY – 2.2%
Nordic Semiconductor ASA*	66,900	1,121,392

SOUTH KOREA – 1.2%
LEENO Industrial, Inc.	5,000	617,851

SWITZERLAND – 2.5%
u-blox Hldg. AG	11,000	1,313,010

TAIWAN – 2.2%
M31 Technology Corp.	72,000	1,067,006

See accompanying notes to the financial statements.

OBERWEIS GLOBAL OPPORTUNITIES FUND (continued)

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
UNITED KINGDOM – 10.9%
Ashtead Technology Hldgs. PLC*	459,400	$1,749,408
Intermediate Capital Group PLC	105,100	1,451,071
Oxford Instruments PLC	19,200	524,565
RS GROUP PLC	41,900	451,124
VIDENDUM PLC	31,800	414,698
Wise PLC*	158,800	1,075,797
		5,666,663

UNITED STATES OF AMERICA – 55.3%
Acadia Healthcare Co., Inc.*	16,900	1,391,208
Alphatec Hldgs., Inc.*	85,300	1,053,455
Axcelis Technologies, Inc.*	25,149	1,995,825
Bel Fuse, Inc.	25,000	823,000
Belden, Inc.	24,500	1,761,550
Cabot Corp.	8,400	561,456
Ciena Corp.*	15,000	764,700
Clean Harbors, Inc.*	7,900	901,548
Clearfield, Inc.*	11,700	1,101,438
Comstock Resources, Inc.	28,800	394,847
Crocs, Inc.*	18,900	2,049,327
Cross Country Healthcare, Inc.*	17,100	454,347
Deckers Outdoor Corp.*	4,300	1,716,388
Evolent Health, Inc.*	29,600	831,168
Fabrinet*	4,300	551,346
Halozyme Therapeutics, Inc.*	57,200	3,254,680
Impinj, Inc.*	21,700	2,369,206
Lantheus Hldgs., Inc.*	20,300	1,034,488
MaxLinear, Inc.*	20,100	682,395
MGP Ingredients, Inc.	5,600	595,728
Model N, Inc.*	31,200	1,265,472
Super Micro Computer, Inc.*	21,300	1,748,730
Synaptics, Inc.*	8,600	818,376
Visteon Corp.*	4,600	601,818
		28,722,496

Total Equities
(Cost: $46,889,562)		$51,807,359

Total Investments 100.0%
(Cost: $46,889,562)		$51,807,359
Other Liabilities Less Assets – 0.0%		(2,739)
Net Assets – 100%		$51,804,620

a Certain securities were fair valued under the discretion of the Board of Trustees

* Non-income producing security during the period ended December 31, 2022

ADS—American depositary share

See accompanying notes to the financial statements.

OBERWEIS GLOBAL OPPORTUNITIES FUND (continued)

Schedule of Investmentsa December 31, 2022

SECTOR ALLOCATIONS (As A Percentage of Net Assets) (unaudited)
Consumer Discretionary	16.0%
Consumer Staples	1.1%
Energy	0.8%
Financials	2.8%
Healthcare	16.8%
Industrials	17.7%
Information Technology	43.7%
Materials	1.1%
See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND

Schedule of Investments December 31, 2022

	SHARES	VALUE
Equities – 99.2%

AIR FREIGHT & LOGISTICS – 2.3%
Milkyway Chemical Supply Chain Service Co. Ltd.	25,000	$419,538
YTO Express Group Co. Ltd.	300,032	867,076
		1,286,614

AIRLINES – 1.1%
Cathay Pacific Airways Ltd.*	550,000	600,346

BEVERAGES – 2.7%
China Resources Beer Hldgs. Co. Ltd.	100,000	698,866
Luzhou Laojiao Co. Ltd.	25,000	806,565
		1,505,431

BIOTECHNOLOGY – 2.4%
BeiGene Ltd.*	80,000	1,375,440

CAPITAL MARKETS – 1.4%
Futu Hldgs. Ltd. ADS*	20,000	813,000

CHEMICALS – 2.5%
Nanjing Cosmos Chemical Co. Ltd.*	85,000	637,650
Rianlon Corp.*	94,929	745,181
		1,382,831

DIVERSIFIED CONSUMER SERVICES – 4.1%
New Oriental Education & Technology Group, Inc.*	455,000	1,661,329
TAL Education Group ADS*	95,000	669,750
		2,331,079

ELECTRICAL EQUIPMENT – 1.8%
Shenzhen Kstar Science And Technology Co. Ltd.*	120,000	994,289

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 2.3%
BOE Varitronix Ltd.	50,000	95,061
Cowell e Hldgs., Inc.*	350,000	486,964
Suzhou Dongshan Precision Manufacturing Co. Ltd.*	200,000	711,481
		1,293,506

ENTERTAINMENT – 7.0%
Bilibili, Inc.*	50,000	1,196,592
NetEase, Inc.	90,000	1,320,223
Tencent Music Entertainment Group ADS*	175,000	1,449,000
		3,965,815

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
HEALTHCARE EQUIPMENT & SUPPLIES – 5.6%
Acotec Scientific Hldgs. Ltd.*	400,000	$880,405
AK Medical Hldgs. Ltd.*	1,000,000	1,254,244
Angelalign Technology, Inc.*	25,000	393,953
Sonoscape Medical Corp.*	80,000	630,982
		3,159,584

HEALTHCARE PROVIDERS & SERVICES – 2.7%
Hygeia Healthcare Hldgs. Co. Ltd.*	210,000	1,506,630

HOTELS, RESTAURANTS & LEISURE – 12.0%
H World Group Ltd.	300,000	1,293,319
Helens International Hldgs. Co. Ltd.*	350,000	664,531
Jiumaojiu International Hldgs. Ltd.	430,000	1,148,613
Sands China Ltd.*	350,000	1,161,361
Trip.com Group Ltd.*	55,000	1,927,871
Yum China Hldgs., Inc.	10,500	573,825
		6,769,520

INSURANCE – 1.8%
China Life Insurance Co. Ltd.*	600,000	1,030,043

INTERACTIVE MEDIA & SERVICES – 1.4%
Kuaishou Technology*	85,000	773,717

INTERNET & DIRECT MARKETING RETAIL – 19.9%
Alibaba Group Hldg. Ltd.*	190,000	2,099,481
Alibaba Health Information Technology Ltd.*	1,000,000	851,963
Dada Nexus Ltd. ADS*	150,000	1,045,500
JD.com, Inc.	65,000	1,833,707
Maoyan Entertainment*	650,000	750,304
Meituan*	80,000	1,790,532
Pinduoduo, Inc. ADS*	35,000	2,854,250
		11,225,737

LIFE SCIENCES TOOLS & SERVICES – 2.5%
Wuxi Biologics (Cayman), Inc.*	185,000	1,418,519

MACHINERY – 2.0%
Morimatsu International Hldgs. Co. Ltd.*	500,000	555,378
Ningbo Haitian Precision Machinery Co. Ltd.*	150,000	565,329
		1,120,707

MULTILINE RETAIL – 1.7%
MINISO Group Hldg. Ltd. ADS*	90,000	965,700

PAPER & FOREST PRODUCTS – 0.6%
Nine Dragons Paper Hldgs. Ltd.*	400,000	364,871

PHARMACEUTICALS – 1.4%
Lotus Pharmaceutical Co. Ltd.*	100,000.00	800,377

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND (continued)

Schedule of Investments December 31, 2022

	SHARES	VALUE
PROFESSIONAL SERVICES – 0.3%
Centre Testing International Group Co. Ltd.	50,050	$160,553

REAL ESTATE MANAGEMENT & DEVELOPMENT 6.2%
China Resources Mixc Lifestyle Services Ltd.	251,538	1,277,751
Country Garden Services Hldgs. Co. Ltd.*	450,000	1,120,748
Longfor Group Hldgs. Ltd.	350,000	1,089,616
		3,488,115

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.1%
Jentech Precision Industrial Co. Ltd.*	75,000	918,726
M31 Technology Corp.*	55,000	817,784
		1,736,510

SPECIALTY RETAIL – 1.4%
China Tourism Group Duty Free Corp. Ltd.	25,000	776,896

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 1.3%
Ninestar Corp.	100,016	746,556

TEXTILES, APPAREL & LUXURY GOODS – 2.5%
Li Ning Co. Ltd.	165,000	1,432,163

TOBACCO – 1.7%
Smoore International Hldgs. Ltd.*	600,000	931,651

TRANSPORTATION INFRASTRUCTURE – 2.1%
Shanghai International Airport Co. Ltd.*	140,000	1,162,219

UTILITIES – GAS – 1.4%
China Resources Gas Group Ltd.	200,000	750,753

Total Equities
(Cost: $51,390,311)		$55,869,172

Total Investments – 99.2%
(Cost: $51,390,311)		$55,869,172
Other Assets Less Liabilities – 0.8%		447,050
Net Assets – 100%		$56,316,222

* Non-income producing security during the period ended December 31, 2022

ADS—American depositary share

COUNTRY ALLOCATION (As a Percentage of Net Assets) (unaudited)
China (Includes the People’s Republic of China, Taiwan and Hong Kong)	99.2%

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
Equities – 99.7%

AUSTRALIA – 8.9%
Computershare Ltd.	166,100	$2,925,929
Elders Ltd.	320,600	2,200,611
GrainCorp Ltd.	479,100	2,415,332
IDP Education Ltd.	161,000	2,967,013
JB Hi-Fi Ltd.	81,600	2,325,667
		12,834,552

AUSTRIA – 2.4%
ANDRITZ AG*	53,400	3,056,684
AT & S Austria Technologie & Systemtechnik AG	14,300	490,476
		3,547,160

BELGIUM – 1.1%
Barco NV*	66,200	1,640,005

CANADA – 18.0%
Aritzia, Inc.*	95,500	3,339,679
ATS Corp.*	127,700	3,969,640
BRP, Inc.	24,600	1,875,523
Element Fleet Management Corp.	241,800	3,294,838
Finning International, Inc.	98,400	2,446,192
Gildan Activewear, Inc.	26,000	712,024
International Petroleum Corp.*	200,900	2,256,853
Parex Resources, Inc.	120,724	1,796,594
Sleep Country Canada Hldgs., Inc.	39,400	668,694
TFI International, Inc.	16,000	1,602,482
Toromont Industries Ltd.	20,800	1,501,010
Trisura Group Ltd.*	77,900	2,605,680
		26,069,209

DENMARK – 1.5%
D/S Norden A/S	36,600	2,205,692

FINLAND – 5.2%
Cargotec Oyj*	58,100	2,577,060
Metso Outotec Oyj	297,100	3,059,348
Outokumpu Oyj	385,000	1,953,931
		7,590,339

FRANCE – 7.4%
Edenred SA*	73,100	3,978,441
Nexans SA*	15,350	1,389,298
Rexel SA	271,000	5,359,894
		10,727,633

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND (continued)

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
GERMANY – 5.1%
AIXTRON SE	160,600	$4,620,920
Aurelius Equity Opportunities SE	37,923	739,401
Krones AG*	14,200	1,586,732
Sixt SE	5,372	491,813
		7,438,866

ITALY – 1.0%
Brunello Cucinelli SpA*	20,400	1,509,395

JAPAN – 15.9%
BayCurrent Consulting, Inc.	205,200	6,387,876
Daiwa Securities Group, Inc.	779,400	3,444,017
Fuji Electric Co. Ltd.	81,100	3,060,656
Future Corp.	198,800	2,473,092
M&A Capital Partners Co. Ltd.*	72,900	2,543,563
Toyo Suisan Kaisha Ltd.*	73,600	2,835,511
Visional, Inc.*	35,100	2,324,968
		23,069,683

NETHERLANDS – 7.1%
Aalberts NV	59,000	2,298,158
Alfen NV*	24,000	2,172,881
ASM International NV*	5,700	1,446,267
Constellium SE*	366,300	4,333,329
		10,250,635

NORWAY – 5.9%
Aker Solutions ASA	450,300	1,734,322
Nordic Semiconductor ASA*	334,800	5,611,987
Wallenius Wilhelmsen ASA	124,900	1,230,093
		8,576,402

SWEDEN – 4.5%
Hexatronic Group AB	383,600	5,225,847
Munters Group AB*	120,700	1,189,945
		6,415,792

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND (continued)

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
UNITED KINGDOM – 15.7%
Beazley PLC*	333,000	$2,723,298
Future PLC	82,800	1,262,009
IMI PLC	54,200	846,449
Indivior PLC*	69,600	1,557,468
Intermediate Capital Group PLC	162,500	2,243,569
Keywords Studios PLC*	45,300	1,486,521
Man Group PLC	786,300	2,022,973
Morgan Sindall Group PLC	35,400	658,157
Redrow PLC	129,500	709,620
RS GROUP PLC	125,900	1,355,525
Taylor Wimpey PLC	546,700	669,496
Telecom Plus PLC	119,700	3,168,389
The Sage Group PLC	208,400	1,876,507
Wise PLC*	309,600	2,097,398
		22,677,379

Total Equities
(Cost: $139,985,092)		$144,552,742

Total Investments – 99.7%
(Cost: $139,985,092)		$144,552,742

Other Assets Less Liabilities – 0.3%		417,202
Net Assets – 100%		$144,969,944

a Certain Securities Were Fair Valued Under The Discretion of the Board of Trustees

* Non-income producing security during the period ended December 31, 2022

SECTOR ALLOCATIONS (As a Percentage of Net Assets) (unaudited)
Communication Services	0.9%
Consumer Discretionary	10.2%
Consumer Staples	5.1%
Energy	4.0%
Financials	13.5%
Healthcare	1.1%
Industrials	38.6%
Information Technology	19.8%
Materials	4.3%
Utilities	2.2%

See accompanying notes to the financial statements.

OBERWEIS EMERGING MARKETS FUND

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
Equities – 96.1%

ARGENTINA – 0.5%
Despegar.com Corp.*	11,600	$59,508

AUSTRALIA – 2.0%
IDP Education Ltd.	13,300	246,115

BRAZIL – 6.8%
Afya Ltd.*	17,000	265,540
LOG Commercial Properties e Participacoes SA	25,000	76,329
Petro Rio SA*	40,400	284,724
TOTVS SA	44,200	231,222
		857,815

CHINA – 23.3%
AK Medical Hldgs. Ltd.*	182,000	228,272
Chongqing Brewery Co. Ltd.	16,100	295,010
Dada Nexus Ltd. ADS*	92,600	645,422
Glodon Co. Ltd.*	12,000	103,485
Hangzhou Robam Appliances Co. Ltd.	50,500	201,660
Kingdee International Software Group Co. Ltd.*	149,000	319,552
Sichuan Swellfun Co. Ltd.*	14,000	170,013
Thunder Software Technology Co. Ltd.*	7,000	100,997
Weimob, Inc.*	204,000	174,062
Wolong Electric Group Co. Ltd.	64,500	115,608
Xiabuxiabu Catering Management China Hldgs. Co. Ltd.	194,000	220,706
Yantai Jereh Oilfield Services Group Co. Ltd.	42,700	171,434
Zhejiang Shuanghuan Driveline Co. Ltd.*	52,016	190,429
		2,936,650

FRANCE – 1.3%
Gaztransport & Technigaz SA	1,550	165,586

GREECE – 1.6%
Greek Organization of Football Prognostics SA	14,500	205,347

HUNGARY – 1.3%
Richter Gedeon Nyrt	7,200	160,216

INDIA – 13.7%
Affle India Ltd.*	12,100	158,362
AMI Organics Ltd.*	10,300	120,187
Cera Sanitaryware Ltd.*	2,200	138,475
Computer Age Management Services Ltd.	4,100	110,102
Container Corp. of India Ltd.	12,300	109,842
Federal Bank Ltd.*	146,000	245,392

See accompanying notes to the financial statements.

OBERWEIS EMERGING MARKETS FUND (continued)

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
KPIT Technologies Ltd.	18,500	$157,484
L&T Technology Services Ltd.	2,700	120,217
Linde India Ltd.	3,000	124,553
Tube Investments of India Ltd.*	3,500	117,423
Varun Beverages Ltd.	13,018	208,110
Vinati Organics Ltd.	4,700	113,333
		1,723,480

INDONESIA – 6.2%
PT Indofood CBP Sukses Makmur Tbk	200,000	128,473
PT Kalbe Farma Tbk*	1,453,000	195,071
PT Mitra Adiperkasa Tbk*	2,282,900	211,902
PT Sumber Alfaria Trijaya Tbk	1,476,500	251,339
		786,785

MALAYSIA – 4.2%
Carlsberg Brewery Malaysia Bhd	25,000	129,852
My E.G. Services Bhd	1,032,000	203,823
Telekom Malaysia Bhd*	158,000	193,689
		527,364

MEXICO – 2.3%
Alsea, S.A.B. de CV*	88,300	167,025
Controladora Vuela Compania de Aviacion, S.A.B de CV ADS*	14,000	117,040
		284,065

PHILIPPINES – 1.5%
Wilcon Depot, Inc.	360,800	191,269

POLAND – 1.4%
Dino Polska SA*	2,100	179,881

SOUTH AFRICA – 1.7%
Clicks Group Ltd.	7,680	122,075
Karooooo Ltd.	3,700	87,801
		209,876

SOUTH KOREA – 10.5%
Classys, Inc.	21,727	316,776
LEENO Industrial, Inc.	2,588	319,799
LG Innotek Co. Ltd.	949	191,393
Park Systems Corp.	1,500	135,917
POSCO Chemical Co. Ltd.	1,730	247,144
SaraminHR Co. Ltd.	5,500	115,114
		1,326,143

SWITZERLAND – 0.9%
Wizz Air Hldgs. PLC*	4,809	110,720

See accompanying notes to the financial statements.

OBERWEIS EMERGING MARKETS FUND (continued)

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
TAIWAN – 15.0%
ASPEED Technology, Inc.	4,400	$241,219
Chailease Hldg. Co. Ltd.	35,499	250,631
Chroma ATE, Inc.*	30,000	176,669
Genius Electronic Optical Co. Ltd.*	16,000	174,651
Innodisk Corp.	23,881	144,131
momo.com, Inc.	9,440	197,182
Pan Jit International, Inc.	98,000	184,614
Sinbon Electronics Co. Ltd.	21,000	187,893
Unimicron Technology Corp.*	24,000	93,703
Yageo Corp.	16,551	242,863
		1,893,556

THAILAND – 0.9%
Mega Lifesciences PCL	87,000	117,432

VIETNAM – 1.0%
Masan Group Corp.	28,800	113,612

Total Equities
(Cost: $11,717,517)		$12,095,420

Total Investments – 96.1%
(Cost: $11,717,517)		$12,095,420

Other Assets Less Liabilities – 3.9%		495,056
Net Assets – 100%		$12,590,476

a Certain Securities Were Fair Valued Under The Discretion of the Board Of Trustees

* Non-income producing security during the period ended December 31, 2022

ADS—American depositary share

SECTOR ALLOCATIONS (As a Percentage of Net Assets) (unaudited)
Communication Services	2.8%
Consumer Discretionary	23.2%
Consumer Staples	12.7%
Energy	4.9%
Financials	3.9%
Healthcare	9.0%
Industrials	6.6%
Information Technology	28.4%
Materials	3.9%
Real Estate	0.7%

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Assets and Liabilities December 31, 2022

	Micro-Cap Fund	Small-Cap Opportunities Fund	Global Opportunities Fund
ASSETS
Investment securities at value[a]	$162,821,078	$150,482,625	$51,807,359
Cash	5,989,381	7,041,412	7,575
Receivable from fund shares sold	220,476	2,153,497	5,500
Dividends and interest receivable	5,474	4,076	63,901
Prepaid expenses	36,019	35,677	16,429
Total Assets	169,072,428	159,717,287	51,900,764

LIABILITIES
Payable for fund shares redeemed	57,329	161,681	—
Payable for securities purchased	—	2,507,811	—
Payable to advisor (see note 3)	140,458	79,686	38,709
Payable to distributor	19,575	19,915	7,604
Accrued expenses	67,218	61,840	49,831
Total Liabilities	284,580	2,830,933	96,144
NET ASSETS	$168,787,848	$156,886,354	$51,804,620

NET ASSETS
Investor Class	$96,280,538	$94,109,831	$34,967,751
Institutional Class	72,507,310	62,776,523	16,836,869
Total	$168,787,848	$156,886,354	$51,804,620

SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	3,043,395	4,926,864	1,389,238
Institutional Class	2,251,076	3,221,622	656,682
Total	5,294,471	8,148,486	2,045,920

NET ASSET VALUE
Investor Class, offering price and redemption price	$31.64	$19.10	$25.17
Institutional Class, offering price and redemption price	$32.21	$19.49	$25.64

ANALYSIS OF NET ASSETS
Capital	$146,329,230	$153,427,688	$52,580,657
Accumulated earnings (losses)	22,458,618	3,458,666	(776,037)
Net assets	$168,787,848	$156,886,354	$51,804,620

[a] Investment securities at cost	$137,803,008	$143,070,392	$46,889,562

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Assets and Liabilities December 31, 2022 (continued)

	China Opportunities Fund	International Opportunities Fund	Emerging Markets Fund
ASSETS
Investment securities at value[a]	$55,869,172	$144,552,742	$12,095,420
Cash	34,047	107,140	556,508
Foreign Currency[b]	889,200	19,276	1,717
Receivable from fund shares sold	105,650	120,772	9,000
Dividends and interest receivable	11,538	874,074	12,455
Prepaid expenses	18,385	33,755	7,392
Other Assets	2,036	—	—
Total Assets	56,930,028	145,707,759	12,682,492

LIABILITIES
Payable for fund shares redeemed	107,193	477,673	—
Payable for securities purchased	372,107	—	—
Payable to advisor (see note 3)	59,697	136,619	3,532
Deferred foreign capital gains tax liability (see note 2)	—	—	44,211
Payable to distributor	9,752	31,776	324
Accrued expenses	65,057	91,747	43,949
Total Liabilities	613,806	737,815	92,016
NET ASSETS	$56,316,222	$144,969,944	$12,590,476

NET ASSETS
Investor Class	$45,803,317	$144,969,944	$1,578,092
Institutional Class	10,512,905	—	11,012,384
Total	$56,316,222	$144,969,944	$12,590,476

SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	6,410,949	8,692,126	157,125
Institutional Class	1,446,690	—	1,083,930
Total	7,857,639	8,692,126	1,241,055

NET ASSET VALUE
Investor Class, offering price and redemption price	$7.14	$16.68	$10.04
Institutional Class, offering price and redemption price	$7.27	$—	$10.16

ANALYSIS OF NET ASSETS
Capital	$77,136,077	$184,245,844	$13,471,040
Accumulated losses	(20,819,855)	(39,275,900)	(880,564)
Net assets	$56,316,222	$144,969,944	$12,590,476

[a] Investment securities at cost	$51,390,311	$139,985,092	$11,717,517
[b] Foreign currency at cost	$874,971	$19,274	$1,627

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Operations Year Ended December 31, 2022

	Micro-Cap Fund	Small-Cap Opportunities Fund
INVESTMENT INCOME
Dividends	$691,911	$282,600
Total investment income	691,911	282,600

EXPENSES
Investment advisory fees (see note 3)	824,982	267,948
Management fees (see note 3)	549,988	267,948
Distribution fees and shareholder services (see note 3)	199,062	111,863
Transfer agent fees and expenses	153,307	115,703
Custodian fees and expenses	23,908	14,423
Accounting services fees	60,112	37,368
Other	142,710	97,713
Total expenses before reimbursed expenses	1,954,069	912,966
Earnings credit (see note 6)	(9,830)	(14,355)
Expense reimbursement (see note 3)	—	(116,878)
Total expenses	1,944,239	781,733
NET INVESTMENT LOSS	(1,252,328)	(499,133)

NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains (losses) on investment transactions	440,411	(3,923,184)
Change in net unrealized appreciation/depreciation on investments	(16,127,343)	450,435
Net realized/unrealized losses on investments	(15,686,932)	(3,472,749)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,939,260)	$(3,971,882)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Operations Year Ended December 31, 2022 (continued)

	Global Opportunities Fund	China Opportunities Fund	International Opportunities Fund	Emerging Markets Fund
INVESTMENT INCOME
Dividends[a]	$446,853	$724,787	$4,248,957	$170,210
Interest	—	58	—	—
Total investment income	446,853	724,845	4,248,957	170,210

EXPENSES
Investment advisory fees (see note 3)	248,998	845,056	2,411,314	162,225
Management fees (see note 3)	223,998	—	—	—
Distribution fees and shareholder services (see note 3)	92,818	136,592	482,263	4,214
Transfer agent fees and expenses	62,311	109,746	333,403	32,593
Custodian fees and expenses	48,535	111,425	118,247	52,532
Accounting services fees	35,634	44,491	83,382	24,964
Federal and state registration fees	32,101	36,538	36,120	33,864
Audit fees	21,792	21,792	21,794	21,792
Other	40,486	48,827	123,277	16,000
Total expenses before reimbursed expenses	806,673	1,354,467	3,609,800	348,184
Earnings credit (see note 6)	(6,551)	(17,348)	(24,474)	(8,598)
Expense reimbursement (see note 3)	—	—	(498,844)	(140,702)
Total Expenses	800,122	1,337,119	3,086,482	198,884
NET INVESTMENT INCOME (LOSS)	(353,269)	(612,274)	1,162,475	(28,674)

NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS
Net realized losses on investment transactions	(5,693,279)	(24,256,241)	(40,072,974)	(1,092,227)
Net realized foreign capital gains tax	—	—	—	(39,291)
Net realized losses on foreign currency transactions	(3,401)	(20,387)	(43,615)	(29,038)
Net realized losses on investments and foreign currency transactions	(5,696,680)	(24,276,628)	(40,116,589)	(1,160,556)
Change in net deferred foreign capital gains taxes on unrealized appreciation/depreciation	—	—	—	26,116
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(14,254,269)	(10,954,305)	(68,979,632)	(2,618,741)
Net realized/unrealized losses on investments and foreign currencies	(19,950,949)	(35,230,933)	(109,096,221)	(3,753,181)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,304,218)	$(35,843,207)	$(107,933,746)	$(3,781,855)

a       Dividends are net of foreign withholding tax of $29,010, $29,862, $409,734, and $28,754 for the Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets

	MICRO-CAP FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment loss	$(1,252,328)	$(1,096,106)
Net realized gains on investment transactions	440,411	31,544,351
Change in net unrealized appreciation/depreciation on investments	(16,127,343)	12,706,177
Net increase (decrease) in net assets resulting from operations	(16,939,260)	43,154,422

FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(1,309,953)	(17,266,714)
Institutional Class	(970,504)	(11,065,037)
Net decrease in net assets from distributions	(2,280,457)	(28,331,751)

FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	56,866,010	36,156,710
Proceeds from reinvestment of distributions	1,148,717	16,519,001
Redemption of shares (see note 5)	(37,721,248)	(18,912,822)
Net increase from investor class share transactions	20,293,479	33,762,889
Institutional Class
Proceeds from sale of shares	48,191,773	13,443,503
Proceeds from reinvestment of distributions	535,090	4,327,680
Redemption of shares (see note 5)	(18,739,798)	(5,332,751)
Net increase from institutional class share transactions	29,987,065	12,438,432
Redemption fees (see note 5)	109,101	46,967
Net increase in net assets resulting from capital share transactions	50,389,645	46,248,288
Total increase in net assets	31,169,928	61,070,959

NET ASSETS
Beginning of year	137,617,920	76,546,961
End of year	$168,787,848	$137,617,920

TRANSACTIONS IN SHARES
Investor Class
Shares sold	1,782,331	906,972
Shares issued in reinvestment of distributions	36,306	461,296
Less shares redeemed	(1,217,062)	(484,941)
Net increase from investor class share transactions	601,575	883,327
Institutional Class
Shares sold	1,471,975	320,473
Shares issued in reinvestment of distributions	16,613	119,023
Less shares redeemed	(610,465)	(129,108)
Net increase from institutional class share transactions	878,123	310,388
Net increase from capital share transactions	1,479,698	1,193,715
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	SMALL-CAP OPPORTUNITIES FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment loss	$(499,133)	$(238,629)
Net realized gains (losses) on investment transactions	(3,923,184)	5,904,644
Change in net unrealized appreciation/depreciation on investments	450,435	1,849,942
Net increase (decrease) in net assets resulting from operations	(3,971,882)	7,515,957

FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(161,156)	(3,123,678)
Institutional Class	(103,813)	(2,406,568)
Net decrease in net assets from distributions	(264,969)	(5,530,246)

FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	93,036,426	7,952,725
Proceeds from reinvestment of distributions	147,510	2,713,282
Redemption of shares (see note 5)	(13,146,967)	(2,502,149)
Net increase from investor class share transactions	80,036,969	8,163,858
Institutional Class
Proceeds from sale of shares	55,903,334	1,774,000
Proceeds from reinvestment of distributions	95,053	1,540,672
Redemption of shares (see note 5)	(4,007,340)	(1,053,050)
Net increase from institutional class share transactions	51,991,047	2,261,622
Redemption fees (see note 5)	46,333	4,859
Net increase in net assets resulting from capital share transactions	132,074,349	10,430,339
Total increase in net assets	127,837,498	12,416,050

NET ASSETS
Beginning of year	29,048,856	16,632,806
End of year	$156,886,354	$29,048,856

TRANSACTIONS IN SHARES
Investor Class
Shares sold	4,858,138	317,889
Shares issued in reinvestment of distributions	7,699	126,140
Less shares redeemed	(696,651)	(111,005)
Net increase from investor class share transactions	4,169,186	333,024
Institutional Class
Shares sold	2,843,183	76,279
Shares issued in reinvestment of distributions	4,865	70,382
Less shares redeemed	(206,936)	(45,184)
Net increase from institutional class share transactions	2,641,112	101,477
Net increase from capital share transactions	6,810,298	434,501

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment loss	$(353,269)	$(592,981)
Net realized gains (losses) on investment and foreign currency transactions	(5,696,680)	18,504,114
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(14,254,269)	(4,663,916)
Net increase (decrease) in net assets resulting from operations	(20,304,218)	13,247,217

FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(900,921)	(10,952,215)
Institutional Class	(426,487)	(4,909,922)
Net decrease in net assets from distributions	(1,327,408)	(15,862,137)

FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	2,803,731	7,705,053
Proceeds from reinvestment of distributions	817,261	9,853,010
Redemption of shares (see note 5)	(6,856,467)	(8,274,566)
Net increase (decrease) from investor class share transactions	(3,235,475)	9,283,497
Institutional Class
Proceeds from sale of shares	7,322,246	6,574,138
Proceeds from reinvestment of distributions	357,317	3,645,759
Redemption of shares (see note 5)	(7,869,826)	(2,714,588)
Net increase (decrease) from institutional class share transactions	(190,263)	7,505,309
Redemption fees (see note 5)	1,616	11,495
Net increase (decrease) in net assets resulting from capital share transactions	(3,424,122)	16,800,301
Total increase (decrease) in net assets	(25,055,748)	14,185,381

NET ASSETS
Beginning of year	76,860,368	62,674,987
End of year	$51,804,620	$76,860,368

TRANSACTIONS IN SHARES
Investor Class
Shares sold	102,805	179,412
Shares issued in reinvestment of distributions	32,431	279,360
Less shares redeemed	(257,569)	(195,351)
Net increase (decrease) from investor class share transactions	(122,333)	263,421
Institutional Class
Shares sold	275,023	153,008
Shares issued in reinvestment of distributions	13,920	101,780
Less shares redeemed	(288,395)	(62,733)
Net increase from institutional class share transactions	548	192,055
Net increase (decrease) from capital share transactions	(121,785)	455,476

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	CHINA OPPORTUNITIES FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment loss	$(612,274)	$(672,492)
Net realized gains (losses) on investment and foreign currency transactions	(24,276,628)	28,850,352
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(10,954,305)	(34,074,056)
Net decrease in net assets resulting from operations	(35,843,207)	(5,896,196)

FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(549,877)	(24,499,105)
Institutional Class	(120,710)	(4,324,663)
Net decrease in net assets from distributions	(670,587)	(28,823,768)

FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	4,872,214	10,556,082
Proceeds from reinvestment of distributions	520,397	22,926,946
Redemption of shares (see note 5)	(10,629,431)	(21,557,737)
Net increase (decrease) from investor class share transactions	(5,236,820)	11,925,291
Institutional Class
Proceeds from sale of shares	7,464,227	2,825,562
Proceeds from reinvestment of distributions	109,388	3,592,224
Redemption of shares (see note 5)	(5,794,362)	(7,413,774)
Net increase (decrease) from institutional class share transactions	1,779,253	(995,988)
Redemption fees (see note 5)	22,697	30,950
Net increase (decrease) from capital share transactions	(3,434,870)	10,960,253
Total decrease in net assets	(39,948,664)	(23,759,711)

NET ASSETS
Beginning of year	96,264,886	120,024,597
End of year	$56,316,222	$96,264,886

TRANSACTIONS IN SHARES
Investor Class
Shares sold	567,266	641,145
Shares issued in reinvestment of distributions	71,680	2,012,901
Less shares redeemed	(1,269,813)	(1,312,152)
Net increase (decrease) from investor class share transactions	(630,867)	1,341,894
Institutional Class
Shares sold	897,133	191,107
Shares issued in reinvestment of distributions	14,822	310,746
Less shares redeemed	(771,295)	(429,627)
Net increase from institutional class share transactions	140,660	72,226
Net increase (decrease) from capital share transactions	(490,207)	1,414,120

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	INTERNATIONAL OPPORTUNITIES FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income (loss)	$1,162,475	$(2,693,822)
Net realized gains (losses) on investments and foreign currency transactions	(40,116,589)	68,274,853
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(68,979,632)	(60,205,704)
Net increase (decrease) in net assets resulting from operations	(107,933,746)	5,375,327

FROM DISTRIBUTIONS
Distributions to shareholders	—	(54,761,352)
Net decrease in net assets from distributions	—	(54,761,352)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	22,084,380	55,352,019
Proceeds from reinvestment of distributions	—	48,423,319
Redemption of shares (see note 5)	(79,575,084)	(71,434,390)
Redemption fees (see note 5)	38,129	46,955
Net increase (decrease) from capital share transactions	(57,452,575)	32,387,903
Total decrease in net assets	(165,386,321)	(16,998,122)

NET ASSETS
Beginning of year	310,356,265	327,354,387
End of year	$144,969,944	$310,356,265

TRANSACTIONS IN SHARES
Shares sold	1,103,401	1,709,411
Shares issued in reinvestment of distributions	—	1,832,828
Less shares redeemed	(4,123,116)	(2,214,866)
Net increase (decrease) from capital share transactions	(3,019,715)	1,327,373

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	EMERGING MARKETS FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment loss	$(28,674)	$(81,243)
Net realized gains (losses) on investments and foreign currency transactions	(1,160,556)	1,728,935
Change in net unrealized appreciation/depreciation on investments and foreign currencies	(2,592,626)	(205,546)
Net increase (decrease) in net assets resulting from operations	(3,781,855)	1,442,146

FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(42,452)	(203,953)
Institutional Class	(294,995)	(1,523,671)
Net decrease in net assets from distributions	(337,447)	(1,727,624)

FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	1,197,372	1,259,242
Proceeds from reinvestment of distributions	38,456	186,395
Redemption of shares (see note 5)	(743,874)	(481,241)
Net increase from investor class share transactions	491,954	964,396
Institutional Class
Proceeds from sale of shares	3,351,358	1,312,840
Proceeds from reinvestment of distributions	255,307	1,143,509
Redemption of shares (see note 5)	(948,787)	(309,129)
Net increase from institutional class share transactions	2,657,878	2,147,220
Redemption fees (see note 5)	3,324	2,746
Net increase in net assets resulting from capital share transactions	3,153,156	3,114,362
Total increase (decrease) in net assets	(966,146)	2,828,884

NET ASSETS
Beginning of year	13,556,622	10,727,738
End of year	$12,590,476	$13,556,622

TRANSACTIONS IN SHARES
Investor Class
Shares sold	105,005	81,184
Shares issued in reinvestment of distributions	3,800	13,726
Less shares redeemed	(72,461)	(31,287)
Net increase from investor class share transactions	36,344	63,623
Institutional Class
Shares sold	283,306	88,151
Shares issued in reinvestment of distributions	24,957	83,407
Less shares redeemed	(90,401)	(20,438)
Net increase from investor class share transactions	217,862	151,120
Net increase from capital share transactions	254,206	214,743

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022

1. Description of Organization

Description of business.    The Oberweis Funds (the ‘‘Trust’’) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of eight Funds of which six are in this report: the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis Global Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Emerging Markets Fund (collectively, ‘‘the Funds’’) are each a series of the Trust. Each Fund in this report except for Oberweis International Opportunities Fund currently offers two classes of shares: Investor Class and Institutional Class. Oberweis International Opportunities Fund offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are each an investment company and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.”

Investment valuation.    Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (‘‘NYSE’’) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

The Oberweis Global Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund and the Oberweis Emerging Markets Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fair value measurements.    In accordance with Financial Accounting Standards Board (‘‘FASB’’) guidance, the Funds utilize the ‘‘Fair Value Measurements and Disclosures’’ to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

•        Level 1 – Quoted prices in active markets for identical securities.

•        Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

•        Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2022:

Micro-Cap Fund		Small-Cap Opportunities Fund
Level 1 – Equities	$162,821,078	$150,482,625
Total Level 1	162,821,078	150,482,625
Level 2	—	—
Level 3	—	—
Total Investments	$162,821,078	$150,482,625
Global Opportunities Fund		China Opportunities Fund	International Opportunities Fund
Level 1 – Equities
Total Asia	$1,900,774	$55,869,172	$—
Total Europe	2,273,973	—	4,333,329
Total North America	31,420,885	—	23,812,356
Total Level 1	35,595,632	55,869,172	28,145,685
Level 2 – Equities
Total Asia	7,221,192	—	23,069,683
Total Australia	645,003	—	12,834,552
Total Europe	7,770,094	—	78,245,969
Total North America	—	—	2,256,853
Total South America	575,438	—	—
Total Level 2	16,211,727	—	116,407,057
Level 3	—	—	—
Total Investments	$51,807,359	$55,869,172	$144,552,742

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

Emerging Markets Fund
Level 1 – Equities
Total Asia	$8,098,879
Total Australia	246,115
Total Africa	209,876
Total Europe	821,750
Total North America	284,065
Total South America	59,508
Total Level 1	9,720,193
Level 2 – Equities
Total Asia	1,517,412
Total South America	857,815
Total Level 2	2,375,227
Level 3	—
Total Investments	$12,095,420

The Funds’ assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold.

Foreign currency transactions.    The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Risks associated with foreign securities and currencies.    Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation.    Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

Investment transactions and investment income.    Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Fund foreign taxation.    The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Fund expense allocations.    The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

Federal income taxes and dividends to shareholders.    It is the policy of the Funds to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended (‘‘the Code’’), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2022. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (‘‘GAAP’’). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.

Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

For the year ended December 31, 2022, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (‘‘PFIC’’) adjustments and the tax practice known as equalization, were identified and reclassified among the components of the Funds’ net assets.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax retporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increases/(Decrease)
Capital		Accumulated Earnings (Loss)
Micro-Cap Fund	$(579,362)	$579,362
Small-Cap Opportunities Fund	(500,936)	500,936
Global Opportunities Fund	(781,959)	781,959
China Opportunities Fund	(255,615)	255,615
International Opportunities Fund	(2,428,938)	2,428,938
Emerging Markets Fund	(6,723)	6,723

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Distributions Paid from Ordinary Income		Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$2,280,457	$2,280,457
Small-Cap Opportunities Fund	—	264,969	264,969
Global Opportunities Fund	—	1,327,408	1,327,408
China Opportunities Fund	—	670,587	670,587
International Opportunities Fund	—	—	—
Emerging Markets Fund	—	337,447	337,447

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Distributions Paid from Ordinary Income		Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$6,601,079	$21,730,672	$28,331,751
Small-Cap Opportunities Fund	2,861,415	2,668,831	5,530,246
Global Opportunities Fund	2,861,842	13,000,295	15,862,137
China Opportunities Fund	4,018,595	24,805,173	28,823,768
International Opportunities Fund	—	54,761,352	54,761,352
Emerging Markets Fund	15,223	1,712,401	1,727,624

As of December 31, 2022, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration
Short-Term		Long-Term
Micro-Cap Fund	$—	$—
Small-Cap Opportunities Fund	3,875,560	—
Global Opportunities Fund	5,328,265	—
China Opportunities Fund	23,446,626	—
International Opportunities Fund	39,322,654	823,206
Emerging Markets Fund	849,768	—

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2022, Post October capital losses treated arising on January 1, 2023 was as follows:

Short-Term		Long-Term
Micro-Cap Fund	$2,369,475	$—
Small-Cap Opportunities Fund	—	—
Global Opportunities Fund	—	—
China Opportunities Fund	—	—
International Opportunities Fund	—	—
Emerging Markets Fund	—	—

As of December 31, 2022 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income (deficit)		Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized Appreciation on investments	Unrealized Appreciation/ (Depreciation) foreign currency translations and India sales tax
Micro-Cap Fund	$—	$—	$(2,369,475)	$24,828,093	$—
Small-Cap Opportunities Fund	—	—	(3,875,560)	7,334,226	—
Global Opportunites Fund			(5,328,265)	4,552,784	(556)
China Opportunities Fund	—	—	(23,446,626)	2,612,522	14,249
International Opportunities Fund	—	—	(40,145,860)	899,530	(29,570)
Emerging Markets Fund	—	—	(849,768)	12,511	(43,307)

Accumulated capital and other losses consists of timing differences related to wash sales and capital loss carryforwards.

As of December 31, 2022 the cost of investments for federal income tax purposes are as follows:

Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Unrealized Appreciation
Micro-Cap Fund	$137,992,985	$34,093,660	$(9,265,567)	$24,828,093
Small-Cap Opportunities Fund	143,148,399	14,056,265	(6,722,039)	7,334,226
Global Opportunities Fund	47,254,575	8,713,446	(4,160,662)	4,552,784
China Opportunities Fund	53,256,649	6,412,523	(3,800,001)	2,612,522
International Opportunities Fund	143,653,212	18,828,362	(17,928,832)	899,530
Emerging Markets Fund	12,082,909	1,666,974	(1,654,463)	12,511

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and as of December 31, 2022, open federal tax years included the tax years ended 2019 through 2022. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications.    Under the Trust’s organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (‘‘OAM’’) as the Funds’ investment advisor and manager. Oberweis Securities, Inc. (‘‘OSI’’), the Funds’ principal distributor, is an affiliate of OAM.

Investment advisory agreement.    Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Global Opportunities, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Global Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the China Opportunities Fund, the International Opportunities Fund and the Emerging Markets Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25%, 1.25% and 1.25% of average daily net assets, respectively. For the year ended December 31, 2022, the Micro-Cap Fund, Small-Cap Opportunities Fund and Global Opportunities Fund incurred investment advisory fees totaling $824,982, $267,948 and $248,998, respectively. For the year ended December 31, 2022, the China Opportunities Fund, International Opportunities Fund, and Emerging Market Fund incurred investment advisory fees totaling $845,056, $2,411,314 and $162,225, respectively.

Management agreement.    For management services and facilities furnished, the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2022, the Micro-Cap Fund, Small-Cap Opportunities Fund, and Global Opportunities Fund incurred management fees totaling $549,988, $267,948, and $223,998, respectively.

Expense reimbursement.    OAM is contractually obligated to reduce its investment and management fees or reimburse the Micro-Cap Fund and Global Opportunities Fund Investor Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 1.80% of the first $50 million; plus 1.60% of average daily net assets in excess of $50 million.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

OAM is contractually obligated to reduce its investment and management fees or reimburse Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Emerging Markets Fund Investor Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.25%, 2.24%, 1.60% and 1.75% expressed as a percentage of the Fund’s average daily net assets, respectively. OAM is contractually obligated to reduce its investment and management fees or reimburse the Micro-Cap Fund Institutional and the Global Opportunities Fund Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 1.55% of the first $50 million; plus 1.35% of average daily net assets in excess of $50 million. OAM is contractually obligated to reduce its investment and management fees or reimburse the Small-Cap Opportunities Fund, China Opportunities Fund and Emerging Markets Fund Institutional Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.00%, 1.99% and 1.50% expressed as a percentage of the Funds’ average daily net assets, respectively. For the year ended December 31, 2022 OAM reimbursed the Small-Cap Opportunities Fund, the International Opportunities Fund, and the Emerging Markets Fund in the amount of $116,878, $498,844, and $140,702, respectively.

The expense limitation agreements have one-year terms and are approved annually. The Adviser may recoup the amount of any expense reimbursed during the term of the expense limitation agreement if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of reimbursement.

Officers and trustees.    Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2022, the Trust made no direct payments to its officers and paid $171,167 to its unaffiliated trustees.

Distribution and shareholder service agreement.    The Funds have a distribution and shareholder services agreement with OSI. For services under the distribution and shareholder services agreement, the Funds pay OSI a fee at the annual rate of .25% of the average daily net assets of Investor Class Shares as compensation for services. For the year ended December 31, 2022, the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund incurred distribution fees totaling $199,062, $111,863, $92,818, $136,592, $482,263, and $4,214, respectively.

Affiliated Commissions.    For the year ended December 31, 2022, the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.

4. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2022, other than money market investments, aggregated $122,170,019 and $82,694,636, respectively, for the Micro-Cap Fund, $154,026,544 and $29,042,042, respectively, for the Small-Cap Opportunities Fund, $41,061,769 and $43,859,543, respectively, for the Global Opportunities Fund, $169,761,938 and $173,462,988, respectively, for the China Opportunities Fund, $143,800,635,and $197,322,594, respectively, for the International Opportunities Fund, $11,688,492 and $8,623,527, respectively, for the Emerging Markets Fund. The Funds did not hold government securities during the year ended December 31, 2022.

The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options during the year ended December 31, 2022.

5. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers, redemptions of shares of the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund, the Emerging Markets Fund and the International Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund were $109,101, $46,333, $1,616, $22,697, $38,129 and $3,324, respectively, for the year ended December 31, 2022, and were recorded as a reduction of the redemption of shares in the Statements of Changes in Net Assets.

6. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2022, the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund received credits of $9,830, $14,355, $6,551, $17,348, $24,474, and $8,598, respectively. During the year ended December 31, 2022, the Micro-Cap Fund, the Small Cap Opportunities Fund, the Global Opportunities Fund, the China Opportunities Fund, the International Opportunities Fund and the Emerging Markets Fund incurred interest charges of $8,880, $579, $735, $665, $8,186, and $82 respectively, which is included in custodian fees and expenses in the Statements of Operations.

7. Coronavirus (COVID-19) pandemic

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in each Fund. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

8. Subsequent events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

THE OBERWEIS FUNDS

Financial Highlights

Per share income and capital for a share outstanding throughout each year is as follows:

Investor Class	MICRO-CAP FUND
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$35.88	$29.10	$22.40	$18.37	$25.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.32)	(.43)	(.26)	(.22)	(.35)
Net realized and unrealized gains (losses) on investments	(3.52)	15.93	6.96	4.25	(2.82)
Total from investment operations	(3.84)	15.50	6.70	4.03	(3.17)
Redemption Fees[a]	.03	.02	—	—	.03
Less distributions:
Distribution from net realized gains on investments	(.43)	(8.74)	—	—	(3.61)
Net asset value at end of year	$31.64	$35.88	$29.10	$22.40	$18.37
Total Return (%)	(10.60)	53.38	29.91	21.94	(12.30)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$96,281	$87,603	$45,345	$46,546	$53,094
Ratio of gross expenses to average net assets (%)	1.53	1.48	1.59	1.60	1.57
Ratio of net expenses to average net assets (%)[b]	1.52	1.48	1.58	1.58	1.55
Ratio of net investment loss to average net assets (%)	(1.02)	(1.08)	(1.22)	(1.03)	(1.30)
Portfolio turnover rate (%)	61	81	92	112	119

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Institutional Class	MICRO-CAP FUND
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$36.43	$29.36	$22.55	$18.47	$25.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.24)	(.33)	(.21)	(.13)	(.28)
Net realized and unrealized gains (losses) on investments	(3.58)	16.12	7.02	4.21	(2.84)
Total from investment operations	(3.82)	15.79	6.81	4.08	(3.12)
Redemption Fees[a]	.03	.02	—	—	.03
Less distributions:
Distribution from net realized gains on investments	(.43)	(8.74)	—	—	(3.61)
Net asset value at end of year	$32.21	$36.43	$29.36	$22.55	$18.47
Total Return (%)	(10.39)	53.90	30.20	22.09	(12.07)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$72,507	$50,015	$31,202	$30,994	$14,445
Ratio of gross expenses to average net assets (%)	1.28	1.23	1.34	1.34	1.33
Ratio of net expenses to average net assets (%)[b]	1.27	1.23	1.33	1.32	1.32
Ratio of net investment loss to average net assets (%)	(.76)	(.85)	(.97)	(.61)	(1.05)
Portfolio turnover rate (%)	61	81	92	112	119

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Investor Class	SMALL-CAP OPPORTUNITIES FUND
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$21.54	$18.29	$14.36	$11.83	$16.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.16)	(.28)	(.17)	(.13)	(.18)
Net realized and unrealized gains (losses) on investments	(2.26)	8.23	4.84	3.10	(1.05)
Total from investment operations	(2.42)	7.95	4.67	2.97	(1.23)
Redemption Fees[a]	.01	.01	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.03)	(4.71)	(.74)	(.44)	(3.34)
Net asset value at end of year	$19.10	$21.54	$18.29	$14.36	$11.83
Total Return (%)	(11.17)	43.57	32.47	25.07	(7.23)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$94,110	$16,322	$7,767	$6,110	$5,299
Ratio of gross expenses to average net assets (%)	1.45	1.59	2.03	2.21	2.13
Ratio of net expenses to average net assets (%)[b]	1.25	1.55	1.55	1.55	1.55
Ratio of net investment loss to average net assets (%)	(.82)	(1.22)	(1.14)	(.95)	(1.06)
Portfolio turnover rate (%)	45	106	147	142	160

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Institutional Class	SMALL-CAP OPPORTUNITIES FUND
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$21.92	$18.51	$14.49	$11.90	$16.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.11)	(.23)	(.13)	(.10)	(.14)
Net realized and unrealized gains (losses) on investments	(2.30)	8.34	4.89	3.13	(1.06)
Total from investment operations	(2.41)	8.11	4.76	3.03	(1.20)
Redemption Fees[a]	.01	.01	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.03)	(4.71)	(.74)	(.44)	(3.34)
Net asset value at end of year	$19.49	$21.92	$18.51	$14.49	$11.90
Total Return (%)	(10.93)	43.92	32.80	25.43	(7.05)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$62,776	$12,727	$8,866	$5,622	$4,538
Ratio of gross expenses to average net assets (%)	1.20	1.34	1.78	1.96	1.88
Ratio of net expenses to average net assets (%)[b]	1.00	1.30	1.30	1.30	1.30
Ratio of net investment loss to average net assets (%)	(.59)	(.97)	(.89)	(.69)	(.80)
Portfolio turnover rate (%)	45	106	147	142	160

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Investor Class	GLOBAL OPPORTUNITIES FUND
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$35.29	$36.51	$24.82	$19.75	$28.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.19)	(.37)	(.32)	(.24)	(.20)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currency	(9.27)	7.99	14.13	5.31	(7.09)
Total from investment operations	(9.46)	7.62	13.81	5.07	(7.29)
Redemption fees[a]	—	.01	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.66)	(8.85)	(2.12)	—	(1.32)
Net asset value at end of year	$25.17	$35.29	$36.51	$24.82	$19.75
Total Return (%)	(26.80)	20.92	55.55	25.67	(25.66)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$34,968	$53,342	$45,566	$32,004	$28,847
Ratio of gross expenses to average net assets (%)	1.52	1.38	1.53	1.58	1.52
Ratio of net expenses to average net assets (%)[b]	1.51	1.38	1.53	1.55	1.50
Ratio of net investment loss to average net assets (%)	(.73)	(.86)	(1.14)	(1.07)	(.72)
Portfolio turnover rate (%)	73	111	129	120	155

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Institutional Class	GLOBAL OPPORTUNITIES FUND
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$35.84	$36.87	$24.99	$19.84	$28.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.12)	(.26)	(.25)	(.18)	(.13)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currency	(9.42)	8.07	14.25	5.33	(7.12)
Total from investment operations	(9.54)	7.81	14.00	5.15	(7.25)
Redemption Fees[a]	—	.01	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.66)	(8.85)	(2.12)	—	(1.32)
Net asset value at end of year	$25.64	$35.84	$36.87	$24.99	$19.84
Total Return (%)	(26.61)	21.23	55.94	25.96	(25.48)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$16,837	$23,518	$17,109	$10,644	$8,937
Ratio of gross expenses to average net assets (%)	1.28	1.14	1.28	1.33	1.28
Ratio of net expenses to average net assets (%)[b]	1.27	1.13	1.27	1.30	1.25
Ratio of net investment loss to average net assets (%)	(.44)	(.61)	(.88)	(.78)	(.49)
Portfolio turnover rate (%)	73	111	129	120	155

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Investor Class	China Opportunities Fund
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$11.51	$17.29	$12.33	$9.35	$15.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(.08)	(.11)	(.16)	(.09)	(.10)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(4.20)	(.88)	7.11	3.47	(4.06)
Total from investment operations	(4.28)	(.99)	6.95	3.38	(4.16)
Redemption Fees[a]	—	—	—	.02	—

Less dividends and distributions:
Distribution from net realized gains on investments	(.09)	(4.79)	(1.99)	(.42)	(2.44)
Dividends from net investment income	—	—	—	—	—
Total dividends and distributions	(.09)	(4.79)	(1.99)	(.42)	(2.44)
Net asset value at end of year	$7.14	$11.51	$17.29	$12.33	$9.35
Total Return (%)	(37.23)	(5.41)	56.51	36.33	(26.01)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$45,803	$81,018	$98,527	$75,487	$60,844
Ratio of gross expenses to average net assets (%)	2.05	1.87	1.95	1.95	1.91
Ratio of net expenses to average net assets (%)[b]	2.03	1.87	1.95	1.84	1.86
Ratio of net investment loss to average net assets (%)	(0.97)	(.63)	(1.11)	(.77)	(.68)
Portfolio turnover rate (%)	254	241	192	184	85

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Institutional Class	China Opportunities Fund
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$11.67	$17.42	$12.39	$9.36	$15.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[a]	(0.05)	(.07)	(.13)	(.07)	(.06)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(4.26)	(.89)	7.15	3.50	(4.07)
Total from investment operations	(4.31)	(.96)	7.02	3.43	(4.13)
Redemption Fees[a]	—	—	—	.02	—

Less dividends and distributions:
Distribution from net realized gains on investments	(.09)	(4.79)	(1.99)	(.42)	(2.44)
Dividends from net investment income	—	—	—	—	—
Total dividends and distributions	(.09)	(4.79)	(1.99)	(.42)	(2.44)
Net asset value at end of year	$7.27	$11.67	$17.42	$12.39	$9.36
Total return (%)	(36.97)	(5.23)	56.79	36.82	(25.85)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$10,513	$15,247	$21,497	$14,301	$10,998
Ratio of gross expenses to average net assets (%)	1.80	1.62	1.69	1.70	1.65
Ratio of net expenses to average net assets (%)[b]	1.78	1.62	1.69	1.59	1.61
Ratio of net investment loss to average net assets (%)	(.62)	(.38)	(.85)	(.55)	(.42)
Portfolio turnover rate (%)	254	241	192	184	85

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each year is as follows:

Investor Class	International Opportunities Fund
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$26.50	$31.52	$19.43	$16.01	$25.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[a]	.11	(.26)	(.16)	(.03)	(.04)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(9.93)	.72	12.37	3.69	(6.30)
Total from investment operations	(9.82)	.46	12.21	3.66	(6.34)
Redemption Fees[a]	—	—	—	—	—

Less dividends and distributions:
Distribution from net realized gains on investments	—	(5.48)	—	—	(3.10)
Dividends from net investment income	—	—	(.12)	(.24)	(.04)
Total dividends and distributions	$—	(5.48)	(.12)	(.24)	(3.14)
Net asset value at end of year	$16.68	$26.50	$31.52	$19.43	$16.01
Total return (%)	(37.06)	1.52	62.86	22.85	(24.73)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$144,970	$310,356	$327,354	$324,254	$498,164
Ratio of gross expenses to average net assets (%)	1.87	1.77	1.87	1.82	1.77
Ratio of net expenses to average net assets (%)(b)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (loss) to average net assets (%)	.60	(.79)	(.75)	(.19)	(.16)
Portfolio turnover rate (%)	74	93	130	142	145

Notes:

a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the year.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

Investor Class	Emerging Markets Fund
	Years Ended December 31,				Period Ended December 31,
	2022	2021	2020	2019	2018[a]
Net asset value at beginning of period	$13.63	$13.81	$9.67	$7.89	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss[b]	(.07)	(.13)	(.06)	(.02)	(.01)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(3.24)	1.95	4.20	1.80	(2.10)
Total from investment operations	(3.31)	1.82	4.14	1.78	(2.11)
Redemption Fees[b]	—	—	—	—	—

Less dividends and distributions:
Distribution from net realized gains on investments	(.28)	(2.00)	—	—	—
Dividends from net investment income	—	—	—	—	—
Total dividends and distributions	(.28)	(2.00)	—	—	—
Net asset value at end of year	$10.04	$13.63	$13.81	$9.67	$7.89
Total Return (%)	(24.31)	13.24	42.81	22.56	(21.10)[e]

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$1,578	$1,646	$789	$587	$426
Ratio of gross expenses to average net assets (%)	2.90	2.80	3.79	3.86	3.99 [d]
Ratio of net expenses to average net assets (%)[c]	1.75	1.75	1.75	1.75	1.75 [d]
Ratio of net investment loss to average net assets (%)	(.65)	(.87)	(.54)	(.21)	(.15)[d]
Portfolio turnover rate (%)	70	67	131	153	111 [e]

Notes:

a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.

b The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.

c The ratios in this row reflect the impact, if any, of expense offset arrangements with the advisor, and expense reimbursement form the advisor

d Annualized.

e Not Annualized

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

Institutional Class	Emerging Markets Fund
	Years Ended December 31,				Period Ended December 31,
	2022	2021	2020	2019	2018[a]
Net asset value at beginning of period	$13.75	$13.90	$9.71	$7.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[b]	(.02)	(.10)	(.03)	—	.01
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	(3.29)	1.97	4.22	1.81		(2.11)
Total from investment operations	(3.31)	1.87	4.19	1.81		(2.10)
Redemption Fees[b]	—	—	—	—	—

Less dividends and distributions:
Distribution from net realized gains on investments	(.28)	(2.00)	—	—	—
Dividends from net investment income	—	(.02)	—	—	—
Total dividends and distributions	(.28)	(2.02)	—	—	—
Net asset value at end of year	$10.16	$13.75	$13.90	$9.71	$7.90
Total Return (%)	(24.10)	13.50	43.15	22.91		(21.00)[e]

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$11,012	$11,910	$9,938	$7,382	$6,012
Ratio of gross expenses to average net assets (%)	2.65	2.55	3.54	3.61	3.74	[d]
Ratio of net expenses to average net assets (%)[c]	1.50	1.50	1.50	1.50	1.50	[d]
Ratio of net investment income (loss) to average net assets (%)	(.16)	(.62)	(.26)	—	.10	[d]
Portfolio turnover rate (%)	70	67	131	153	111	[e]

Notes:

a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.

b The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.

c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian, and expense reimbursement form the advisor

d Annualized.

e Not Annualized

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Oberweis Funds

and the Shareholders of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Global Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Global Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Emerging Markets Fund, each a series of shares of beneficial interest in The Oberweis Funds (the “Funds”), as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the periods noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Class	Financial Highlights
Investor Class: Micro-Cap Fund Small-Cap Opportunities Fund Global Opportunities Fund China Opportunities Fund International Opportunities Fund	For each of the years in the five-year period ended December 31, 2022
Investor Class: Emerging Markets Fund	For each of the years in the four-year period ended December 31, 2022 and for the period May 1, 2018 (commencement of operations) to December 31, 2018
Institutional Class: Micro-Cap Fund Small-Cap Opportunities Fund Global Opportunities Fund China Opportunities Fund	For each of the years in the five-year period ended December 31, 2022
Institutional Class: Emerging Markets Fund	For each of the years in the four-year period ended December 31, 2022 and for the period May 1, 2018 (commencement of operations) to December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Oberweis Funds since 2016.

Philadelphia, Pennsylvania
February 27, 2023

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
NONINTERESTED TRUSTEES
Alix Charles (47) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since May, 2022[1]
Katherine Smith Dedrick (65) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004[1]
Gary D. McDaniel (74) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004[1]
Michael Simon (56) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since May, 2022[1]
INTERESTED TRUSTEES
James W. Oberweis (48) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996[2]
Patrick B. Joyce (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President	Officer since October, 1994[2]
David I. Covas (47) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004[2]
Kenneth S. Farsalas (52) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2009[2]
Eric V. Hannemann (49) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Treasurer	Officer since August, 2005[2]
Thomas P. Joyce (37) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary and Chief Compliance Officer	Officer since July, 2021[2]

1 Unless otherwise noted, each trustee shall serve as a trustee of the Funds until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.

2 Elected annually by Board of Trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS
(unaudited) (continued)

Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

Physician – Duly Health and Care – January, 2008 to present.	8	None
Partner – Walberg Law PLLC, January, 2020 to present; Senior Counsel – Tyson & Mendes, May, 2018 to July, 2021; President – Smith-Dedrick Properties, Inc., December, 2016 to December, 2019; President – KSD Law PC, September, 2015 to December, 2021; President – KSD Global Consulting Inc., August, 2015 to present; President – Aggressive Publishing, Inc., 2010 to present.	8	None
Independent Consultant.	8	None
Principal, Simon Venture Development, September, 2010 to present; Partner, Holt Capital Partners, August, 2016 to present.	8	Southwestern National Bank

Chairman, February, 2008 to present, President and Director – Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 – September, 2001); President and Director – Oberweis Securities, Inc., September, 1996 to present; Chairman – Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman – Oberweis Asset Management UK Limited, July, 2014 to present.

	Not Applicable	None

Executive Vice President and Director – Oberweis Asset Management, Inc., September, 1994 to December 31, 2022; Executive Vice President and Director – Oberweis Securities, lnc., September, 1996 to December 31, 2022; Director – Oberweis Asset Management (Hong Kong) Limited, March, 2007 to December 31, 2022; Director – Oberweis Asset Management UK Limited, July, 2014 to December 31, 2022.

	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present; Vice-President – Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.	Not Applicable	None
Director of US Equities, January 2008 to present, Vice President and Portfolio Manager, November 2004 to present – Oberweis Asset Management, Inc.	Not Applicable	None
Chief Financial Officer, October, 2022 to present, Vice President of Accounting, June, 2004 to October, 2022, Oberweis Asset Management, Inc., and Oberweis Securities, Inc.	Not Applicable	None

Chief Compliance Officer, October, 2022 to present, Vice President of Compliance, December, 2021 to October, 2022, Senior Compliance Analyst, July, 2013 to November, 2021, Compliance Associate, April, 2010 to June, 2013 – Oberweis Asset Management, Inc., and Oberweis Securities, Inc.

	Not Applicable	None

THE OBERWEIS FUNDS

Supplemental Information (unaudited)

Long-Term Capital Gains

As of December 31, 2022, the following Funds designate long-term capital distribution as follows:

Micro-Cap Fund	$ 2,953,421
Small-Cap Opportunities Fund	264,899
Global Opportunities Fund	1,327,408
China Opportunities Fund	670,331
International Opportunities Fund	—
Emerging Markets Fund	337,382

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the China Opportunities Fund, Emerging Markets Fund and International Opportunities Fund, respectively, designate $754,659, $189.469 and $1,300,237 of income derived from foreign sources and $29.862, $66.948 and $408.289 of foreign taxes paid for the period ended December 31, 2022.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended December 31, 2022, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
China Opportunities Fund	$ 0.0960	$ 0.0038
International Opportunities Fund	0.1492	0.0469
Emerging Markets Fund	0.1528	0.0540

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Emerging Markets Fund) Portfolio securities to the Funds’ investment advisor, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NPORT. The Funds’ Forms NPORT are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreements and Investment Sub-Advisory Agreement

The Investment Advisory Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management, Inc. (“OAM”) with respect to the Micro-Cap Fund, the Global Opportunities Fund and the Small-Cap Opportunities Fund and the Investment Advisory and Management Agreement between the Trust and OAM with respect to the International Opportunities Fund, the China Opportunities Fund and the Emerging Markets Fund (collectively, the “Advisory Agreements”) (the above-noted funds of the Trust are collectively referred to as the “Funds”), and the Investment Sub-Advisory Agreement between OAM and Oberweis Asset Management (Hong Kong) Limited (“OAMHK”), a wholly owned subsidiary of OAM, with respect to the China Opportunities Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreements, the “Agreements”) were last approved by the Board of Trustees of the Trust (the “Board”), including all of the trustees who are not parties to the Agreements or interested persons of any such party (the “Independent Trustees”), at a meeting on August 17, 2022. The Board, including a majority of the Independent Trustees, determined that the continuation of the applicable Agreements was in the best interests of each of the Funds.

The Board noted that OAM has been associated with each of the Funds since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of each Fund, and that shareholders have invested in the Funds knowing that OAM manages the Funds and knowing the investment advisory and management fee schedules.

Nature, Quality and Extent of Services.    With respect to the nature, extent and quality of the services provided (i) to the Funds by OAM pursuant to the Advisory Agreements and (ii) to the China Opportunities Fund by OAMHK pursuant to the Sub-Advisory Agreement, the Board considered the background and experience of OAM and OAMHK, the functions performed by OAM and OAMHK and the personnel providing such services, the management capabilities of OAM and OAMHK, the information contained in OAM’s and OAMHK’s Forms ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM and OAMHK, including the competency of the Chief Compliance Officer of the Trust, OAM and OAMHK. The Board also considered the experience, academic background, long tenure, structure, size and geographic locations of the portfolio management/strategy investment teams and their respective roles, the investment process with respect to the types of investments held by the Funds, as well as the honesty and integrity of OAM and OAMHK, and that, in the Board’s experience, OAM and OAMHK personnel are open and forthright with the Board. In addition, the Board considered that OAM and OAMHK are research-oriented firms that conduct extensive research in connection with managing the Funds, and also considered the competitive pressure on active management.

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

The Board reviewed the investment performance of each Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data (the “Performance Universe”), and as compared to the performance of a relevant market benchmark index. With respect to Fund performance, the Board considered each Fund’s performance over the one-, three-, five- and ten-year periods ended June 30, 2022, as applicable, including any periods of outperformance or underperformance as compared to the performance of the relevant market benchmark index and the Fund’s Performance Universe average. The Board noted (i) each of the Micro-Cap Fund and the Small-Cap Opportunities Fund outperformed its respective relevant market benchmark index and Performance Universe average for all periods reviewed, (ii) the International Opportunities Fund outperformed its relevant market benchmark index and Performance Universe average for all periods reviewed except the one-year period, (iii) the Global Opportunities Fund outperformed its relevant market benchmark index and Performance Universe average for all periods reviewed except for the one-year period, and for the five-year period the Global Opportunities Fund’s performance approximated that of its Performance Universe average, (iv) the China Opportunities Fund outperformed its relevant market benchmark index for all periods reviewed and outperformed the Performance Universe average for all periods reviewed except the one-year period, and (v) the Emerging Markets Fund underperformed the relevant market benchmark index for the one-year period but outperformed the Performance Universe average for the one-year period and outperformed the relevant market benchmark index and Performance Universe average for the three-year period. In light of the information provided and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by OAM and to the China Opportunities Fund by OAMHK have been and are expected to remain satisfactory.

Fees and Expenses.    The Board considered the combined investment advisory and management fees charged to each Fund by OAM (the “management fees”) as compared to the management fees of a peer group of funds provided by Broadridge (the “Expense Group”) and the expense ratio(s) of each Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for each Fund and considered certain limitations as to the comparability of the data provided. Based on the information provided, the Board noted that, although the contractual management fees for each Fund (except the Small-Cap Opportunities Fund and the Global Opportunities Fund) were above the median management fee of its respective Expense Group, they were within a reasonable range of the applicable median and that the contractual management fees for the Small-Cap Opportunities Fund and the Global Opportunities Fund were below the median management fee of the applicable Expense Group. The Board also noted, among other things, that it believed that each Fund’s management fees were reasonable in light of the levels of investment performance over the time periods reviewed, and as compared to the performance of the applicable relevant market benchmark index and Performance Universe. With respect to the investment sub-advisory fees paid to OAMHK relating to the China Opportunities Fund, the Board noted that such fees are paid by OAM and not the China Opportunities Fund.

The Board noted that the expense ratio for each Fund’s Institutional Class (with the exception of the Micro-Cap Fund and the Global Opportunities Fund), as applicable, was above the median of the expense ratio of its applicable Expense Group. The Board also noted that the expense ratio of each Fund’s Investor Class and for the International Opportunities Fund was above the median expense ratio of its applicable Expense Group.

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

In addition, the Board considered management fees paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided to the Funds, the level of responsibility required under the Advisory Agreements with the Funds, and the regulatory, compliance and operational requirements with respect to the Funds are greater than OAM’s obligations for similar client accounts, and that the management fees for such accounts are less relevant to the Board’s consideration of the management fees for the Funds because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in amount, given the nature, quality and extent of the services provided and taking into consideration relevant circumstances.

Profitability.    With respect to the costs of services provided and profits realized by OAM, the Board considered the management fees received by OAM from each of the Funds as well as the level, quality and expense of OAM’s staff and the services that OAM provides. The Board also considered the explanation from OAM that the profits realized by OAM specifically from the relationship with the Funds could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to each Fund versus the other Oberweis Funds and other client accounts because management and personnel time and services are not allocated between the various types of accounts. The Board noted OAM’s belief that, while the profits could not be itemized, the overall profitability of OAM was average and within a reasonable range relative to other investment advisory firms, and considered that OAM has contractually agreed to reimburse the Funds for expenses if their respective expense ratios exceed certain limits. The Board did not consider the profits realized by OAMHK with respect to the China Opportunities Fund, noting that OAM compensates OAMHK from its management fees and that the revenue to OAMHK was limited due to the size of the China Opportunities Fund. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable.

Economies of Scale.    The Board considered the extent to which economies of scale would be realized as each Fund grows, and whether management fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted asset capacity constraints for each of the Funds which limit economies of scale and the expense reimbursements made by OAM to certain of the Funds. The Board also noted that the investment advisory fee schedule for the Global Opportunities Fund includes a breakpoint designed to share economies of scale with shareholders. The Board concluded that each Fund’s management fees reflect an appropriate recognition of any economies of scale.

Other Benefits to OAM and Its Affiliates.    The Board considered the character and amount of other incidental benefits received by OAM and its affiliates (including OAMHK) from their relationship with the Funds, including the fees received by Oberweis Securities, Inc. (“OSI”), an affiliate of OAM and OAMHK, for distribution services, as applicable, and benefits to OAM and other OAM client accounts related to soft dollars generated by the Funds’ brokerage transactions. The Board also noted that during the past year none of the Funds’ brokerage transactions had been placed through OSI.

After due consideration of all of the information and factors deemed relevant by the Board and based upon their own business judgment and the conclusions reached, the Board determined to approve the continuance of the Agreements. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 investment at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 – 12/31/22	Expense Ratio During Period 7/1/22 – 12/31/22
MICRO-CAP FUND
Investor Class
Actual	$1,000.00	$1,129.19	$8.16	1.52%
Hypothetical	$1,000.00	$1,017.54	$7.73	1.52%
Institutional Class
Actual	$1,000.00	$1,130.57	$6.82	1.27%
Hypothetical	$1,000.00	$1,018.80	$6.46	1.27%

SMALL-CAP OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,145.01	$6.76	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$1,146.40	$5.41	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%

GLOBAL OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,124.15	$8.08	1.51%
Hypothetical	$1,000.00	$1,017.59	$7.68	1.51%
Institutional Class
Actual	$1,000.00	$1,125.50	$6.80	1.27%
Hypothetical	$1,000.00	$1,018.80	$6.46	1.27%

CHINA OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$801.89	$9.22	2.03%
Hypothetical	$1,000.00	$1,014.97	$10.31	2.03%
Institutional Class
Actual	$1,000.00	$803.85	$8.09	1.78%
Hypothetical	$1,000.00	$1,016.23	$9.05	1.78%

INTERNATIONAL OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$994.04	$8.04	1.60%
Hypothetical	$1,000.00	$1,017.14	$8.13	1.60%

EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$984.41	$8.75	1.75%
Hypothetical	$1,000.00	$1,016.38	$8.89	1.75%
Institutional Class
Actual	$1,000.00	$985.54	$7.51	1.50%
Hypothetical	$1,000.00	$1,017.64	$7.63	1.50%

____________

*        Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers
Michael J. Simon Trustee Gary D. McDaniel Trustee James W. Oberweis President, Trustee David I. Covas Vice President Kenneth S. Farsalas Vice President	Katherine Smith Dedrick Trustee Alix J. Charles Trustee Patrick B. Joyce Executive Vice President Eric V. Hannemann Treasurer Thomas P. Joyce Secretary Chief Compliance Officer

Manager and Investment Advisor

Oberweis Asset Management, Inc.

3333 Warrenville Road, Suite 500, Lisle, IL 60532

800-323-6166

oberweisfunds.com

Distributor

Oberweis Securities, Inc.

3333 Warrenville Road, Suite 500, Lisle, IL 60532

630-577-2300

oberweisfunds.com

Custodian

UMB Bank, n.a.

928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.

P.O. Box 711, Milwaukee, WI 53201-0711

800-245-7311

Counsel

Vedder Price P.C.

222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

BBD LLP

1835 Market Street, Philadelphia, PA 19103

The Oberweis Funds

Micro-Cap Fund
Small-Cap Opportunities Fund
Global Opportunities Fund
China Opportunities Fund
International Opportunities Fund
Emerging Markets Fund

800-245-7311

oberweisfunds.com

3333 Warrenville Road

Suite 500

Lisle, IL 60532

ANNUAL REPORT
Oberweis International Opportunities Institutional Fund (OBIIX)
Oberweis Focused International Growth Fund (OFIGX)
December 31, 2022
oberweisfunds.com

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited)

Dear Fellow Shareholder:

THE Year in Review

In 2022 global equity markets continued to be materially influenced by inflation developments in the US and the Federal Reserve’s response to them. Where the Fed has led, other central banks in the developed world have followed. With the exception of China, the key central banks across the world have pursued a synchronous tightening of monetary policy over the last twelve months. Consequently, the multiple compression we saw in 2021 for many of our investment holdings became even more pronounced in 2022, to such a degree that it outweighed generally strong underlying fundamentals and earnings growth within the portfolios. The Oberweis International Opportunities Institutional Fund returned -37.45% vs. -27.02% for the MSCI World Ex-USA Small Cap Growth Index. On a cumulative 3-year basis, the fund outperformed its benchmark by almost 700bps, with a positive return of +4.51% vs. a negative return of -2.38% for the benchmark. For the nine months from inception at the beginning of April to year-end, the Oberweis Focused International Growth Fund returned -22.75% vs -9.07% for the MSCI EAFE Index.

As we have written previously, we view quarterly and yearly results as “merely short-term data points along the road.” An evaluation of stock-picking skill is only statistically relevant over a long-term horizon. We seek to generate favorable absolute and relative returns over an entire market cycle rather than just quarterly or annual periods. As we have previously noted, even with effective application of our process, we do not expect to outperform in every period. Instead, we invest with an eye on long-term high alpha generation and try to avoid giving undue attention to short-term results, whether favorable or unfavorable. The strategies are not benchmark-hugging strategies and thus may, unsurprisingly, deviate from their benchmarks over the short-term, such as a couple of quarters or years. Only strategies that do not hug their benchmarks have the potential to deliver excellent long-term results that meaningfully beat their benchmarks over time. Short-term fluctuations are expected, and, in fact, our experience has shown that times of short-term underperformance tend to be the best times to add to strategies with high long-term alpha.

Towards the end of the year, inflation data started to respond to tighter monetary policy, looking less threatening with goods inflation coming down as supply chain constraints have eased. Furthermore, the shelter component of US CPI, which constitutes more than 40% of the core measure, should soon start to reflect the loosening of the rental market for residential real estate, thus exerting further downward pressure. The Core PCE index (the Fed’s favored inflation indicator) rose 3.6% in November on an annualized basis over the previous three months, the smallest rise in 3-month core PCE inflation since February 2021. On a year-over-year basis it rose +4.7% and month-on-month by +0.2%. If, hypothetically, it rose by a similar month-on-month amount in the next six months, core PCE inflation would be approximately +3.4% year-on-year in May.

However, the trip back to the Fed’s stated 2% target looks to be a difficult one, due in large part to services. They constitute almost a third of core CPI and this broad category was up by +7.25% on a year-over-year basis in November, driven by strong wage growth. With the job fill rate in these industries low, and almost a year of tighter monetary policy unable to meaningfully impact the labor market, the implication is that the quest to lower inflation to 2% is not going to be easy. The great majority of yield curve spreads have remained inverted, often considered to be a leading indicator of an economic slowdown, while the latest Philadelphia Federal Reserve survey of professional forecasters shows the probability of recession in the next year to be the highest in the 50+ years the survey has been conducted.

1

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)

Also of importance, towards the end of the quarter, China formally relaxed many of the severe Covid-related restrictions it had placed upon its population, and is now enacting a policy that looks increasingly like the out-and-out pursuit of herd immunity. Such a dramatic U-turn is likely to have considerable implications. The lockdowns meant that retail sales in China were about US$400bn below trend this year, representing significant pent-up demand, so a reopening has the potential to be a stimulative event of material proportions as well as an inflationary tailwind.

OUTLOOK

After a year when global bonds and equities have seen their biggest ever loss in market value, and with more forecasters expecting a recession than at any point in recent history, pessimism is not hard to find amongst developed market investors. Evidently the Federal Reserve has a challenging task in front of it. The diminished rate sensitivity of the consumer has affected its ability to push the underlying inflation rate down to 2%. Without the tools to micromanage the economy, investors fear a policy misstep is growing in likelihood.

The central puzzle to solve remains the tight labor market in the US, which appears to be a structural biproduct of demographics and is also, to a greater or lesser degree, replicated across developed markets. Consensus estimates have consistently been too bearish on jobs with payrolls data in the US beating Bloomberg’s median estimate in 11 of the last 12 months. Some labor market indicators have weakened: layoffs are up from a low base, primarily at technology or mortgage-related companies, and the use of temporary workers appears to have peaked in September. However, job openings per unemployed person are still elevated at 1.7:1, and the most critical measure, initial unemployment claims, have not risen in a marked way. Until we see unmistakable signs of weakening, it seems unlikely that the Fed will drastically change course. Chairman Powell indicated as much in his December press conference, pointing to a restrictive policy stance “for some time”.

It seems clear that while the Fed (and by extension other global central banks) may slow the pace of its interest rate increases, it is unlikely to return to stimulative policies any time soon, barring a serious recession. Ten-year inflation expectations, as derived from capital markets and surveys, currently sit at around +2.2%, just below where they were in 2002-2008. The associated real ten-year yield is almost +1.5%, a bit below the average for this period. The retirement of the Baby Boomers and global budget deficits both argue for real rates to be similar to the pre-GFC period, which is to say higher than what we have seen over the past decade. In short, the idea that economies weaken, central banks pivot, and markets soar, to our mind is a less likely scenario when the disinflationary force of excess labor supply is no longer present.

While the above may read bearishly, this is not necessarily so. The drop in consumers’ rate sensitivity and the tight labor supply are arguably providing a roadmap to avoiding recession. The differential between wage gains and core inflation, which was -2% a year ago, over the last four months has been +4%. It seems likely that wage growth will continue to outstrip inflation in the coming months which, together with central banks slowing monetary tightening, would be a bullish combination for spending growth next year.

In a soft-landing scenario, current earnings forecasts for 2023 would likely be too low. And, perhaps most importantly, it does now appear that the outlook for inflation has improved with the easing of supply chain bottlenecks and residential rental market. Moreover, rarely has the consensus opinion been as negative on the economic outlook as it is today. Given the unprecedented path to the current point, we approach any confident macro forecasts with a great deal of humility and skepticism. The implications of this uncertainty for portfolio allocation are clear: remain diversified, tilt towards free cashflow generators, be careful of stretched balance sheets.

2

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)

With respect to valuation, free cash flow yields for both small and large cap stocks in developed markets remain near historical highs, even after the strong fourth quarter. Further, expectations for forward returns are among the lowest they have ever been. Rarely ever has the consensus opinion been as pessimistic. Historically, attractive valuations and trough expectations have made an excellent set-up for forward-looking returns.

Bucking the Trend

For the first time in decades, Wall Street strategists see a down year for stocks

Projected annual change for S&P 500
20
15
10
5
0
Percent
2000-2004
2005-2009
2010-2014
2015-2019
2020-2024

Source: Bloomberg

Bloomberg

Portfolio Highlights

At year end, the Oberweis International Opportunities Institutional Fund was invested in 62 stocks in 14 countries. Its top five country weightings (portfolio weighting versus the MSCI World Ex USA Small Cap Growth Index) at the end of the quarter were Canada (17.9% vs. 9.9%), Japan (15.9% vs. 28.6%), United Kingdom (15.5% vs. 13.4%), Australia (8.8% vs. 9.2%), and France (7.4% vs. 2.7%). On a sector basis, the fund was overweight industrials (38.4% vs. 23.6%) and underweight health care (1.0% vs. 11.2%).

Top contributors for the year include Hexatronic Group AB (HTRO SS), which returned 44.2% and contributed 99bps; D/S Norden A/S (DNORD DC), which returned 158.4% and contributed 72bps; and Aixtron SE (AIXA GY), which returned 43.3% and contributed 64bps. The largest detractors in 2022 include Future plc (FUTR LN), which returned -70.6% and contributed -228bps; Nordic Semiconductor ASA (NOD NO), which returned -50.7% and contributed -227bps; and Food & Life Companies Limited (3563 JP), which returned -57.3% and contributed -156bps.

At year end, the Oberweis Focused International Growth Fund was invested in 28 stocks in 10 countries. Its top five country weightings (portfolio weighting versus the MSCI EAFE Index) at the end of the year were United Kingdom (20.3% vs. 15.3%), Japan (18.5% vs. 21.9%), France (16.0% vs. 11.9%), Switzerland (13.6% vs. 10.1%), and Netherlands (10.2% vs. 4.3%). On a sector basis, the portfolio was overweight information technology (20.4% vs. 7.8%) and underweight communication services (0.0% vs. 4.5%).

Top contributors for the nine months from April 1 to December 31 include Novo Nordisk A/S (NOVOB DC), which returned 20.1% and contributed 72bps; BP P.L.C. (BP/ LN), which returned 18.9% and contributed 37bps; and Edenred (EDEN FP), which returned 6.2% and contributed 20bps. The largest detractors include Future plc (FUTR LN), which returned -53.8% and contributed -290bps; Datadog, Inc. (DDOG US), which returned -46.5% and contributed -236bps; and Adyen N.V. (ADYEN NA), which returned -30.6% and contributed -198bps.

3

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)

We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown in us. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA President	Ralf Scherschmidt Portfolio Manager

4

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (unaudited)

MARKET ENVIRONMENT

Developed markets ex-US equities returned -14.45% in 2022, as measured by the MSCI EAFE Index. Global small-caps ex-US, as measured by the MSCI World Ex-USA Small Cap Index, returned -20.59%, underperforming large-capitalization stocks. Value stocks in developed markets ex-US outperformed growth stocks in 2022. The MSCI EAFE Value Index returned -5.18%, outperforming the MSCI EAFE Growth Index by 1792 basis points for the year.

Discussion of The Oberweis funds

The Oberweis International Opportunities Institutional Fund underperformed its benchmark in 2022, returning -37.45% versus -27.02% for the MSCI World Ex-USA Small-Cap Growth Index. The portfolio benefited from stock selection in Germany and France while stock selection in Japan and United Kingdom detracted from performance. On a sector level, the portfolio benefited from stock selection in Industrials while performance was negatively impacted by stock selection in Consumer Discretionary. At the stock level, Hexatronic Group AB (HTRO SS), D/S Norden A/S (DNORD DC) and Aixtron SE (AIXA GY) were among the top contributors to performance. Future plc (FUTR LN), Nordic Semiconductor ASA (NOD NO) and Food & Life Companies Limited (3563 JP) were among the top detractors.

The Oberweis Focused International Growth Fund underperformed its benchmark for the nine months from April 1 to December 31, returning -22.75% vs -9.07% for the MSCI EAFE Index. The portfolio benefited from stock selection in Denmark while stock selection in the United Kingdom and France detracted from performance. On a sector level, the portfolio benefited from stock selection in Energy while performance was negatively impacted by stock selection in Information Technology. At the stock level, Novo Nordisk A/S (NOVOB DC), BP P.L.C. (BP/ LN) and Edenred (EDEN FP) were among the top contributors to performance. Future plc (FUTR LN), Datadog, Inc. (DDOG US) and Adyen N.V. (ADYEN NA) were among the top detractors.

For current performance information, please visit www.oberweisfunds.com.

5

Management discussion on fund performance
(unaudited)  (continued)

Oberweis International Opportunities Institutional Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	98.8
Other Assets less Liabilities	1.2

Top Ten Holdings (% of Net Assets)
BayCurrent Consulting, Inc.	4.4
Nordic Semiconductor ASA	3.8
Rexel SA	3.7
Hexatronic Group AB	3.6
AIXTRON SE	3.2
Constellium SE	3.0
Edenred SA	2.7
ATS Corp.	2.7
Daiwa Securities Group, Inc.	2.4
Aritzia, Inc.	2.3

Top Ten Industries (% of Net Assets)
Machinery	11.9
Information Technology Services	8.9
Electrical Equipment	8.1
Semiconductors & Semiconductor Equipment	8.0
Capital Markets	7.5
Trading Co. & Distribution	7.3
Professional Services	6.0
Specialty Retail	4.3
Metals & Mining	4.3
Insurance	3.6

Oberweis Focused International Growth Fund

At December 31, 2022

Asset Allocation (% of Net Assets)
Equities	99.9
Other Assets less Liabilities	0.1

Top Ten Holdings (% of Net Assets)
Adyen NV	8.2
Sony Group Corp.	7.7
Zurich Insurance Group AG	5.6
Schneider Electric SE	5.0
Novo Nordisk A/S	4.8
LVMH Moet Hennessy Louis Vuitton SE	4.7
Sartorius AG	4.7
Cadence Design Systems, Inc.	4.4
Roche Hldg. AG	4.3
Edenred	3.9

Top Ten Industries (% of Net Assets)
Information Technology Services	13.9
Pharmaceuticals	9.1
Household Durables	7.7
Banks	7.0
Oil, Gas & Consumable Fuels	6.9
Food Products	6.0
Insurance	5.6
Electrical Equipment	5.0
Textiles, Apparel & Luxury Goods	4.7
Life Sciences Tools & Services	4.7

6

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	1 YR (%)	5 YR (%)	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OBIIX	(37.45)	(0.36)	3.57	1.10
MSCI World Ex-US Small Cap Growth Index	(27.02)	0.55	3.93

Growth of a $10,000 Investment (from March 10, 2014 to December 31, 2022)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.

2 Since Inception returns are from commencement of operations on 03/10/14 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers, earnings credit or expense reimbursement was 1.14%.

7

Management discussion on fund performance
(unaudited)  (continued)

Average Annual Total Returns1 (for the Periods Ended December 31, 2022)

	SINCE INCEPTION[2] (%)	EXPENSE RATIO[3] (%)
OFIGX	(22.75)	0.95
MSCI EAFE	(9.07)

Growth of a $10,000 Investment (from April 01, 2022 to December 31, 2022)

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI EAFE Index is an equity index that captures large and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index is comprehensive, covering approximately 85% of the free-float-adjusted market capitalization in each country with minimum dividends reinvested net of withholding tax.

2 Since Inception returns are from commencement of operations on 04/01/22 for the Fund.

3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/22. The expense ratio gross of any fee waivers, earnings credit or expense reimbursement was 1.97%.

8

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
Equities – 98.8%

AUSTRALIA – 8.8%
Computershare Ltd.	445,200	$7,842,407
Elders Ltd.	859,900	5,902,387
GrainCorp Ltd.	1,284,923	6,477,804
IDP Education Ltd.	431,752	7,956,606
JB Hi-Fi Ltd.	218,839	6,237,090
		34,416,294

AUSTRIA – 2.4%
ANDRITZ AG*	143,100	8,191,227
AT & S Austria Technologie & Systemtechnik AG	38,412	1,317,491
		9,508,718

BELGIUM – 1.1%
Barco NV*	177,485	4,396,924

CANADA – 17.8%
Aritzia, Inc.*	256,000	8,952,437
ATS Corp.*	342,875	10,658,500
BRP, Inc.	65,973	5,029,832
Element Fleet Management Corp.	648,200	8,832,563
Finning International, Inc.	263,700	6,555,496
Gildan Activewear, Inc.	69,539	1,904,362
International Petroleum Corp.*	538,600	6,050,479
Parex Resources, Inc.	323,691	4,817,115
Sleep Country Canada Hldgs., Inc.	105,500	1,790,539
TFI International, Inc.	42,900	4,296,654
Toromont Industries Ltd.	55,700	4,019,533
Trisura Group Ltd.*	208,900	6,987,504
		69,895,014

DENMARK – 1.5%
D/S Norden A/S	98,200	5,918,005

FINLAND – 5.2%
Cargotec Oyj*	155,672	6,904,925
Metso Outotec Oyj	796,268	8,199,464
Outokumpu Oyj	1,031,949	5,237,290
		20,341,679

FRANCE – 7.3%
Edenred SA*	196,100	10,672,672
Nexans SA*	41,198	3,728,750
Rexel SA	726,419	14,367,265
		28,768,687

See accompanying notes to the financial statements.

9

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investmentsa December 31, 2022 (continued)

	SHARES	VALUE
GERMANY – 5.1%
AIXTRON SE	430,580	$12,389,015
Aurelius Equity Opportunities SE	101,646	1,981,836
Krones AG*	38,200	4,268,533
Sixt SE	13,147	1,203,624
		19,843,008

ITALY – 1.0%
Brunello Cucinelli SpA*	54,700	4,047,250

JAPAN – 15.8%
BayCurrent Consulting, Inc.	550,400	17,133,952
Daiwa Securities Group, Inc.	2,090,600	9,237,954
Fuji Electric Co. Ltd.	217,600	8,212,067
Future Corp.	533,100	6,631,816
M&A Capital Partners Co. Ltd.*	195,400	6,817,725
Toyo Suisan Kaisha Ltd.*	197,500	7,608,879
Visional, Inc.*	94,100	6,233,033
		61,875,426

NETHERLANDS – 7.0%
Aalberts NV	156,157	6,082,601
Alfen NV*	64,300	5,821,511
ASM International NV*	15,000	3,805,967
Constellium SE*	981,754	11,614,150
		27,324,229

NORWAY – 5.9%
Aker Solutions ASA	1,207,000	4,648,739
Nordic Semiconductor ASA*	897,344	15,041,467
Wallenius Wilhelmsen ASA	334,802	3,297,339
		22,987,545

SWEDEN – 4.4%
Hexatronic Group AB	1,028,122	14,006,279
Munters Group AB*	323,600	3,190,274
		17,196,553

UNITED KINGDOM – 15.5%
Beazley PLC*	883,704	7,226,994
Future PLC	222,225	3,387,078
IMI PLC	142,316	2,222,569
Indivior PLC*	186,300	4,168,913
Intermediate Capital Group PLC	435,735	6,016,009
Keywords Studios PLC*	120,500	3,954,212

See accompanying notes to the financial statements.

10

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND

Schedule of Investmentsa December 31, 2022 (continued)

	SHARES	VALUE
Man Group PLC	2,088,977	$5,374,469
Morgan Sindall Group PLC	93,371	1,735,953
Redrow PLC	347,451	1,903,924
RS GROUP PLC	337,800	3,636,985
Taylor Wimpey PLC	1,457,602	1,784,999
Telecom Plus PLC	319,300	8,451,684
The Sage Group PLC	559,070	5,034,063
Wise PLC*	829,700	5,620,836
		60,518,688

Total Equities
(Cost: $367,533,281)		$387,038,020

Total Investments – 98.8%
(Cost: $367,533,281)		$387,038,020

Other Assets Less Liabilities – 1.2%		4,806,140
Net Assets – 100%		$391,844,160

a Certain securities were fair valued under the discretion of the Board of Trustees

* Non-income producing security during the period ended December 31, 2022

SECTOR ALLOCATIONS (As a Percentage of Net Assets) (unaudited)
Communication Services	0.9%
Consumer Discretionary	10.1%
Consumer Staples	5.1%
Energy	4.0%
Financials	13.4%
Healthcare	1.1%
Industrials	38.3%
Information Technology	19.6%
Materials	4.2%
Utilities	2.1%

See accompanying notes to the financial statements.

11

OBERWEIS FOCUSED INTERNATIONAL GROWTH FUND

Schedule of Investmentsa December 31, 2022

	SHARES	VALUE
Equities – 99.9%
AUSTRALIA – 5.0%
BHP Group Ltd.	4,300	$133,197
Woodside Energy Group Ltd.	4,900	118,665
		251,862

DENMARK – 4.8%
Novo Nordisk A/S	1,800	244,468

FRANCE – 16.0%
Edenred*	3,600	195,929
LVMH Moet Hennessy Louis Vuitton SE	330	240,135
Rexel SA	6,300	124,603
Schneider Electric SE	1,800	252,779
		813,446

GERMANY – 4.7%
Sartorius AG*	600	236,922

JAPAN – 18.5%
BayCurrent Consulting, Inc.	6,100	189,893
Bridgestone Corp.	3,100	109,762
Sony Group Corp.	5,100	388,730
Toyo Kaisha Ltd.*	3,100	119,431
Toyota Motor Corp.	9,500	129,604
		937,420

NETHERLANDS – 10.4%
Adyen NV*	300	416,469
ASML Hldg. NV	200	109,049
		525,518

SWEDEN – 2.2%
EQT AB	5,200	110,475

SWITZERLAND – 13.6%
Nestle SA	1,600	184,805
Roche Hldg. AG*	700	219,954
Zurich Insurance Group AG*	600	286,831
		691,590

UNITED KINGDOM – 20.4%
Anglo American PLC	2,500	97,896
BP PLC	20,000	115,394
Diageo PLC	3,100	135,687
HSBC Hldgs. PLC	28,900	179,102

See accompanying notes to the financial statements.

12

OBERWEIS FOCUSED INTERNATIONAL GROWTH FUND

Schedule of Investmentsa December 31, 2022 (continued)

	SHARES	VALUE
Natwest Group PLC*	55,300	$176,356
Shell PLC	4,100	115,577
Unilever PLC	2,400	121,165
Wise PLC*	13,800	93,488
		1,034,665

UNITED STATES OF AMERICA – 4.3%
Cadence Design Systems, Inc.*	1,400	224,896

Total Equities
(Cost: $5,650,097)		$5,071,262

Total Investments – 99.9%
(Cost: $5,650,097)		$5,071,262

Other Assets Less Liabilities – 0.1%		5,854
Net Assets – 100%		$5,077,116

a Certain securities were fair valued under the discretion of the Board of Trustees

* Non-income producing security during the period ended December 31, 2022

SECTOR ALLOCATIONS (As a Percentage of Net Assets) (unaudited)
Consumer Discretionary	17.1%
Consumer Staples	11.1%
Energy	6.9%
Financials	14.8%
Healthcare	13.8%
Industrials	11.2%
Information Technology	20.5%
Materials	4.5%

See accompanying notes to the financial statements.

13

THE OBERWEIS FUNDS

Statements of Assets and Liabilities December 31, 2022

	International Opportunities Institutional Fund	Focused International Growth Fund
ASSETS
Investment securities at value[a]	$387,038,020	$5,071,262
Cash	3,229,244	12,157
Foreign Currency[b]	51,664	—
Receivable from fund shares sold	228,188	6,000
Dividends and interest receivable	1,701,546	4,650
Receivable due from advisor (see note 3)	—	3,666
Prepaid expenses	59,770	3,111
Total Assets	392,308,432	5,100,846

LIABILITIES
Payable for fund shares redeemed	52,250	—
Payable to advisor (see note 3)	319,391	—
Accrued expenses	92,631	23,730
Total Liabilities	464,272	23,730
NET ASSETS	$391,844,160	$5,077,116

SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	47,766,133	665,395
Net asset value, offering price and redemption price	$8.20	$7.63

ANALYSIS OF NET ASSETS
Capital	$547,012,086	$7,040,506
Accumulated losses	(155,167,926)	(1,963,390)
Net Assets	$391,844,160	$5,077,116

[a] Investment securities at cost	$367,533,281	$5,650,097
[b] Foreign currency at cost	$51,656	$—

See accompanying notes to the financial statements.

14

THE OBERWEIS FUNDS

Statements of Operations Year Ended December 31, 2022

	International Opportunities Institutional Fund	Focused International Growth Fund[b]
INVESTMENT INCOME
Dividends[a]	$14,220,871	$103,404
Total Investment Income	14,220,871	103,404

EXPENSES
Investment advisory fees (see note 3)	6,809,875	38,754
Transfer agent fees and expenses	83,912	10,757
Custodian fees and expenses	206,948	8,314
Accounting services fees	240,042	12,799
Shareholder Fees	28,761	4,143
Audit Fees	21,793	16,568
Other	347,026	4,203
Total expenses before reimbursed expenses	7,738,357	95,538
Earnings credit (see note 6)	(73,713)	(2,079)
Expense reimbursement (see note 3)	(173,781)	(47,438)
Total Expenses	7,490,863	46,021
NET INVESTMENT INCOME	6,730,008	57,383

NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized losses on investment transactions	(163,046,219)	(1,384,639)
Net realized gains (losses) on foreign currency transactions	(115,713)	3,180
Net realized losses on investment and foreign currency transactions	(163,161,932)	(1,381,459)
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(233,434,243)	(578,751)
Net realized/unrealized losses on investments and foreign currencies	(396,596,175)	(1,960,210)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(389,866,167)	$(1,902,827)

a Dividends are net of foreign withholding tax of $1,400,088 and $10,599 for the International Opportunities Institutional Fund and Focused International Growth Fund respectively.

b For the period from April 1, 2022 (commencement of operations) through December 31, 2022.

See accompanying notes to the financial statements.

15

THE OBERWEIS FUNDS

Statements of Changes in Net Assets

	International Opportunities Institutional Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS
Net investment income (loss)	$6,730,008	$(3,838,610)
Net realized gains (losses) on investments and foreign currency transactions	(163,161,932)	264,574,668
Change in net unrealized appreciation\depreciation on investments and foreign currencies	(233,434,243)	(233,269,721)
Net increase (decrease) in net assets resulting from operations	(389,866,167)	27,466,337

FROM DISTRIBUTIONS
Distributions to shareholders	—	(266,497,571)
Net decrease in net assets from distributions	—	(266,497,571)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	43,941,613	102,744,641
Proceeds from reinvestment of distributions	—	246,793,697
Redemption of shares (see note 5)	(340,658,949)	(229,735,433)
Net increase (decrease) from capital share transactions	(296,717,336)	119,802,905
Total decrease in net assets	(686,583,503)	(119,228,329)

NET ASSETS
Beginning of year	1,078,427,663	1,197,655,992
End of year	$391,844,160	$1,078,427,663

TRANSACTIONS IN SHARES
Shares sold	4,483,001	5,885,110
Shares issued in reinvestment of distributions	—	18,882,456
Less shares redeemed	(38,982,152)	(13,179,772)
Net increase (decrease) from capital share transactions	(34,499,151)	11,587,794

See accompanying notes to the financial statements.

16

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

Focused International Growth Fund[a]
Period Ended December 31, 2022
FROM OPERATIONS
Net investment income	$57,383
Net realized losses on investments and foreign currency transactions	(1,381,459)
Change in net unrealized appreciation\depreciation on investments and foreign currencies	(578,751)
Net decrease in net assets resulting from operations	(1,902,827)

FROM DISTRIBUTIONS
Distributions to shareholders	(63,069)
Net decrease in net assets from distributions	(63,069)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	11,665,393
Proceeds from reinvestment of distributions	37,596
Redemption of shares (see note 5)	(4,659,977)
Net increase from capital share transactions	7,043,012
Total increase in net assets	5,077,116

NET ASSETS
Beginning of period	—
End of period	$5,077,116

TRANSACTIONS IN SHARES
Shares sold	1,278,827
Shares issued in reinvestment of distributions	4,889
Less shares redeemed	(618,321)
Net increase from capital share transactions	665,395

a For the period from April 1, 2022 (commencement of operations) through December 31, 2022.

See accompanying notes to the financial statements.

17

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022

1. Description of Organization

Description of business.    The Oberweis Funds (the ‘‘Trust’’) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Oberweis International Opportunities Institutional Fund and the Oberweis Focused International Growth Fund (collectively, the “Funds”) are each Funds in a series issued by the Trust.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are each an investment company and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.”

Investment valuation.    Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (‘‘NYSE’’) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available are valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (‘‘CBOE’’). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

The Funds hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

18

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

Fair value measurements.    In accordance with Financial Accounting Standards Board (‘‘FASB’’) guidance, the Funds utilize the ‘‘Fair Value Measurements and Disclosures’’ to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three levels listed below:

•        Level 1 — Quoted prices in active markets for identical securities.

•        Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

•        Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds net assets as of December 31, 2022:

International Opportunities Institutional Fund		Focused International Growth Fund
Level 1 – Equities
Total Europe	$11,614,150	$—
Total North America	63,844,535	224,896
Total Level 1	75,458,685	224,896

Level 2 – Equities
Total Asia	61,875,426	937,420
Total Australia	34,416,294	251,862
Total Europe	209,237,136	3,657,084
Total North America	6,050,479	—
Total Level 2	311,579,335	4,846,366

Level 3	—	—
Total Investments	$387,038,020	$5,071,262

The Funds’ assets may include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold.

Foreign currency transactions.    The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

19

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

Risks associated with foreign securities and currencies.    Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation.    Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of investments and other assets, less liabilities, by the number of shares outstanding.

Investment transactions and investment income.    Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Federal income taxes and dividends to shareholders.    It is the policy of the Funds to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended (‘‘the Code’’), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2022. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (‘‘GAAP’’). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.

The Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

For the year ended December 31, 2022, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Fund’s net assets.

20

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment loss and accumulated net realized gain as follows:

	Increases/(Decrease)
Capital		Accumulated Earnings
International Opportunities Institutional Fund	$(6,335,656)	$6,335,656
Focused International Growth Fund	(2,505)	2,505

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Distributions Paid from Ordinary Income		Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$—	$—	$—
Focused International Growth Fund	63,069	—	63,069

The tax character of distributions paid during the fiscal year ended December 31, 2021 was as follows:

Distributions Paid from Ordinary Income		Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$—	$266,497,571	$266,497,571
Focused International Growth Fund	—	—	—

As of December 31, 2022, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

	Not Subject to Expiration
Short-Term		Long-Term
International Opportunities Institutional Fund	$152,972,176	$9,407,340
Focused International Growth Fund	1,288,355	—

The International Institutional and Focused International Growth Fund utilized $0 and $0 of capital loss carryforward during the year ended December 31, 2022.

21

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

As of December 31, 2022 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income		Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized Appreciation on investments	Unrealized Depreciation foreign currency translations
International Opportunities Institutional Fund	$—	$—	$(162,379,516)	$7,254,861	$(43,271)
Focused International Growth Fund	—	—	(1,288,355)	(675,120)	85

Accumulated capital and other losses consists of timing differences related to wash sales.

As of December 31, 2022 the cost of investments for federal income tax purposes are as follows:

Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Unrealized Appreciation
International Opportunities Institutional Fund	$379,783,159	$52,564,366	$(45,309,505)	$7,254,861
Focused International Growth Fund	5,746,382	98,631	(773,751)	(675,120)

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of December 31, 2022, open Federal tax years include the tax years ended 2019 through 2022 for the Oberweis International Opportunities Institutional Fund and the tax year 2022 for the Oberweis Focused International Growth Fund. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications.    Under the Trust’s organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

3. Transactions with Affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (‘‘OAM’’) as the Fund’s investment adviser and manager. Oberweis Securities, Inc. (‘‘OSI’’), the Fund’s principal distributor, is an affiliate of OAM.

Investment advisory agreement.    Under the Advisory Agreement, OAM provides investment advisory and management services to the Funds. The Oberweis International Opportunities Institutional Fund paid monthly investment advisory and management fees at an annual rate equal to 1.00% of average daily net assets and the Focused International Growth Fund paid investment advisory and management fees at an annual rate equal to 0.80% of average daily net assets. For the year ended December 31, 2022, the International Opportunities Institutional Fund incurred investment advisory and management fees totaling $6,809,875 and the Focused International Growth Fund incurred investment advisory and management fees totaling $38,754.

Expense reimbursement.    OAM is contractually obligated to reduce its investment and management fees or reimburse the International Opportunities Institutional Fund and the Focused International Growth Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.10% and 0.95%, respectively, expressed as a percentage of each Fund’s average daily net assets. For the year ended December 31, 2022 OAM reimbursed the International Opportunities Institutional Fund and the Focused International Growth Fund in the amount of $173,781 and $47,438, respectively.

The expense limitation agreements have one-year terms and are approved annually. The Adviser may recoup the amount of any expense reimbursed during the term of the expense limitation agreement if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of reimbursement.

Officers and trustees.    Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2022, the Trust made no direct payments to its officers and paid $171,167 to its unaffiliated trustees.

Affiliated commissions.    For the year ended December 31, 2022, the International Opportunities Institutional Fund and the Focused International Growth Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.

4. Investment Transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2022, other than options written and money market investments, aggregated $520,934,431 and $788,080,030, respectively for the International Opportunities Institutional Fund, and $10,285,921 and $3,251,185 respectively for the Focused International Growth Fund. The Funds did not hold government securities during the year ended December 31, 2022.

The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during years when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. The Fund may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset

23

THE OBERWEIS FUNDS

Notes to Financial Statements December 31, 2022 (continued)

against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Fund did not write covered call options during the year ended December 31, 2022.

5. Redemption Fee

The Fund is designed for long-term investors. To discourage market timers, redemptions of shares within 90 days of purchase are subject to a 2% redemption fee of the total redemption amount. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the International Opportunities International Fund and Focused International Growth Fund were $106,897 and $0 respectively for the year ended December 31, 2022 and were recorded as a reduction of the redemption of shares in the Statement of Changes in Net Assets.

6. Earnings Credits and Interest Charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2022, the International Opportunities Institutional Fund and the Focused International Growth Fund received credits of $73,713 and $2,079 respectively. The International Opportunities Institutional Fund and the Focused International Growth Fund incurred interest charges of $26,792 and $149 respectively, which is included in custodian fees and expenses in the Statement of Operations.

7. Coronavirus (COVID-19) Pandemic

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in each Fund. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

8. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

24

THE OBERWEIS FUNDS

Financial Highlights

Per share income and capital for a share outstanding throughout each year is as follows:

	International Opportunities Institutional Fund
	Years Ended December 31,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$13.11	$16.95	$10.41	$8.54	$12.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[a]	.09	(.06)	(.03)	.04	.04
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(5.00)	.40	6.66	1.97	(3.11)
Total from investment operations	(4.91)	.34	6.63	2.01	(3.07)
Redemption fees[a]	— [c]	— [c]	— [c]	— [c]	— [c]
Less dividends and distributions:
Dividends from net realized gains on investments and foreign currency transactions	—	(4.18)	(.04)	—	(1.15)
Dividends from net investment income	—	—	(.05)	(.14)	(.01)
Total dividends and distributions	—	(4.18)	(.09)	(.14)	(1.16)
Net asset value at end of year	$8.20	$13.11	$16.95	$10.41	$8.54
Total return (%)	(37.45)	2.10	63.65	23.50	(23.91)

RATIO/SUPPLEMENTAL DATA:
Net Assets at end of year (in thousands)	$391,844	$1,078,428	$1,197,656	$967,119	$753,138
Ratio of gross expenses to average net assets (%)	1.14	1.09	1.13	1.12	1.11
Ratio of net expenses to average net assets (%)[b]	1.10	1.09	1.10	1.08	1.08
Ratio of net investment income (loss) to average net assets (%)	.99	(.32)	(.27)	.37	.35
Portfolio turnover rate (%)	77	91	134	153	145

Notes:

a The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.

b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

c Less than $0.005 per share

25

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout the period is as follows:

Focused International Growth Fund
Period Ended December 31, 2022[a]
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[b]	.07
Net realized and unrealized losses on investments	(2.34)
Total from investment operations	(2.27)
Redemption Fees[b]	—
Less dividends and distributions:
Dividends from net investment income	(.10)
Total dividends and distributions	(.10)
Net asset value at end of period	$7.63
Total Return (%)	(22.75)[d]

Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$5,077
Ratio of gross expenses to average net assets (%)	1.97 [d]
Ratio of net expenses to average net assets (%)[c]	.95 [d]
Ratio of net investment income to average net assets (%)	1.18 [d]
Portfolio turnover rate (%)	54 [e]

Notes:

a For the period from April 1, 2022 (commencement of operations) through December 31, 2022.

b The net investment income per share data and the redemption fee data were determined using average shares outstanding during the period.

c The ratios in this row reflect the impact, if any, of expense offset arrangements.

d Annualized.

e Not Annualized

26

Report of Independent Registered Public Accounting FirM

To the Board of Trustees of The Oberweis Funds and the Shareholders of Oberweis International Opportunities Institutional Fund and Oberweis Focused International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Oberweis International Opportunities Institutional Fund and Oberweis Focused International Growth Fund, each a series of shares of beneficial interest in The Oberweis Funds (the “Funds”), including the schedules of investments, as of December 31, 2022, for the Oberweis International Opportunities Institutional Fund the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the five years in the period then ended, and for the Oberweis Focused International Growth Fund the related statements of operations, changes in net assets, and the financial highlights for the period April 1, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations, the changes in their net assets and their financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Oberweis Funds since 2016.

Philadelphia, Pennsylvania
February 27, 2023

27

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
NONINTERESTED TRUSTEES
Alix Charles (47) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since May, 2022[1]
Katherine Smith Dedrick (65) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004[1]
Gary D. McDaniel (74) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004[1]
Michael Simon (56) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since May, 2022[1]
INTERESTED TRUSTEES
James W. Oberweis (48) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996[2]
Patrick B. Joyce (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President	Officer since October, 1994[2]
David I. Covas (47) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004[2]
Kenneth S. Farsalas (52) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2009[2]
Eric V. Hannemann (49) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Treasurer	Officer since August, 2005[2]
Thomas P. Joyce (37) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary and Chief Compliance Officer	Officer since July, 2021[2]

1 Unless otherwise noted, each trustee shall serve as a trustee of the Funds until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.

2 Elected annually by Board of Trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.

28

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS
(unaudited) (continued)

Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

Physician – Duly Health and Care – January, 2008 to present.	8	None
Partner – Walberg Law PLLC, January, 2020 to present; Senior Counsel – Tyson & Mendes, May, 2018 to July, 2021; President – Smith-Dedrick Properties, Inc., December, 2016 to December, 2019; President – KSD Law PC, September, 2015 to December, 2021; President – KSD Global Consulting Inc., August, 2015 to present; President – Aggressive Publishing, Inc., 2010 to present.	8	None
Independent Consultant.	8	None
Principal, Simon Venture Development, September, 2010 to present; Partner, Holt Capital Partners, August, 2016 to present.	8	Southwestern National Bank

Chairman, February, 2008 to present, President and Director – Oberweis Asset Management, Inc., September, 2001 to present and Portfolio Manager from December, 1995 to present (held other officer positions from 1995 – September, 2001); President and Director – Oberweis Securities, Inc., September, 1996 to present; Chairman – Oberweis Asset Management (Hong Kong) Limited, March, 2007 to present; Chairman – Oberweis Asset Management UK Limited, July, 2014 to present.

	Not Applicable	None

Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to December 31, 2022; Executive Vice President and Director – Oberweis Securities, lnc., September, 1996 to December 31, 2022; Director – Oberweis Asset Management (Hong Kong) Limited, March, 2007 to December 31, 2022; Director – Oberweis Asset Management UK Limited, July, 2014 to December 31, 2022.

	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present; Vice-President – Oberweis Securities, Inc., January, 2004 to present; Registered Representative, July, 1997 to present.	Not Applicable	None
Director of US Equities, January 2008 to present, Vice President and Portfolio Manager, November 2004 to present – Oberweis Asset Management, Inc.	Not Applicable	None
Chief Financial Officer, October, 2022 to present, Vice President of Accounting, June, 2004 to October, 2022, Oberweis Asset Management, Inc., and Oberweis Securities, Inc.	Not Applicable	None

Chief Compliance Officer, October, 2022 to present, Vice President of Compliance, December, 2021 to October, 2022, Senior Compliance Analyst, July, 2013 to November, 2021, Compliance Associate, April, 2010 to June, 2013 – Oberweis Asset Management, Inc., and Oberweis Securities, Inc.

	Not Applicable	None

29

THE OBERWEIS FUNDS

Supplemental Information (unaudited)

Qualified Dividend Income

For the year ended December 31, 2022, 100% of the dividends paid from net investment income for the Focused International Growth Fund is designated as qualified dividend income.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Opportunities Institutional Fund and the Focused International Growth Fund designates $7,182,580 and $33,314 respectively of income derived from foreign sources and $1,394,983 and $2,810 respectively of foreign taxes paid for the period ended December 31, 2022.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended December 31, 2022, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

Foreign Source Income		Foreign Taxes Paid
International Opportunities Institutional Fund	$0.1504	$0.0292
Focused International Growth Fund	$0.0501	$0.0042

Proxy Voting:

The Oberweis Funds have delegated authority to vote proxies related to the Funds’ (International Opportunities Institutional Fund and Focused International Growth Fund) portfolio securities to the Funds’ investment advisor, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NPORT. The Funds Form NPORT are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Agreement:

The Investment Advisory and Management Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management, Inc. (“OAM”) (the “Advisory Agreement”) with respect to the International Opportunities Institutional Fund (the “Fund”) was last approved by the Board of Trustees of the Trust (the “Board”), including all of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), at

30

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

a meeting on August 17, 2022. The Board, including a majority of the Independent Trustees, determined that the continuation of the Advisory Agreement was in the best interests of the Fund.

The Board noted that OAM has been associated with the Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Fund, and that shareholders have invested in the Fund knowing that OAM manages the Fund and knowing the investment advisory and management fee schedule.

Nature, Quality and Extent of Services.    With respect to the nature, extent and quality of the services provided to the Fund by OAM pursuant to the Advisory Agreement, the Board considered the background and experience of OAM, the functions performed by OAM and the personnel providing such services, the management capabilities of OAM, the information contained in OAM’s Form ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM, including the competency of the Chief Compliance Officer of the Trust and OAM. The Board also considered the experience, academic background, long tenure, structure, size and geographic locations of the portfolio management/strategy investment team and its role, the investment process with respect to the types of investments held by the Fund, as well as the honesty and integrity of OAM, and that, in the Board’s experience, OAM personnel are open and forthright with the Board. In addition, the Board considered that OAM is a research-oriented firm that conducts extensive research in connection with managing the Fund, and also considered the competitive pressure on active management.

The Board reviewed the investment performance of the Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data (the “Performance Universe”), and as compared to the performance of a relevant market benchmark index. With respect to Fund performance, the Board considered the Fund’s performance over the one-, three- and five-year periods ended June 30, 2022, including any periods of outperformance or underperformance as compared to the performance of the relevant market benchmark index and the Fund’s Performance Universe average. The Board noted that the Fund outperformed its relevant market benchmark index and Performance Universe average for all periods reviewed except for the one-year period, and for the five-year period the Fund’s performance approximated that of its relevant market benchmark index. In light of the information provided and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by OAM have been and are expected to remain satisfactory.

Fees and Expenses.    The Board considered the combined investment advisory and management fees charged to the Fund by OAM (the “management fees”) as compared to the management fees of a peer group of funds provided by Broadridge (the “Expense Group”) and the expense ratio of the Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for the Fund and considered certain limitations as to the comparability of the data provided. Based on the information provided, the Board noted that although the contractual management fees charged to the Fund were above the median management fee of its Expense Group they were within a reasonable range of the applicable median. The Board also noted, among other things, that it believed the Fund’s management fees were reasonable in light of the levels of investment performance over the time periods reviewed, and as compared to the performance of the relevant market benchmark index and Performance Universe. The Board further noted that the expense ratio for the Fund was above the median of the expense ratio of the Expense Group.

31

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

In addition, the Board considered management fees paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided to the Fund, the level of responsibility required under the Advisory Agreement with the Fund, and the regulatory, compliance and operational requirements with respect to the Fund are greater than OAM’s obligations for similar client accounts, and that the management fees for such accounts are less relevant to the Board’s consideration of the management fees for the Fund because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information provided, the Board concluded that the Fund’s management fees were reasonable and appropriate in amount, given the nature, quality and extent of the services provided and taking into consideration relevant circumstances.

Profitability.    With respect to the costs of services provided and profits realized by OAM, the Board considered the management fees received by OAM from the Fund as well as the level, quality and expense of OAM’s staff and the services that OAM provides. The Board also considered the explanation from OAM that the profits realized by OAM specifically from the relationship with the Fund could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to the Fund versus the other Oberweis Funds and other client accounts because management and personnel time and services are not allocated between the various types of accounts. The Board noted OAM’s belief that, while the profits could not be itemized, the overall profitability of OAM was average and within a reasonable range relative to other investment advisory firms, and considered that OAM has contractually agreed to reimburse the Fund for expenses if its expense ratio exceeds a certain limit. Based on this information, the Board concluded for the Fund that OAM’s profitability was not unreasonable.

Economies of Scale.    The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether management fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted asset capacity constraints for the Fund which limit economies of scale and the expense reimbursement made by OAM to the Fund. The Board concluded that the Fund’s management fees reflect an appropriate recognition of any economies of scale.

Other Benefits to OAM and Its Affiliates.    The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Fund, including benefits to OAM and other OAM client accounts related to soft dollars generated by the Fund’s brokerage transactions. The Board also noted that during the past year none of the Fund’s brokerage transactions had been placed through the affiliated broker-dealer of OAM.

After due consideration of all of the information and factors deemed relevant by the Board and based upon their own business judgment and the conclusions reached, the Board determined to approve the continuance of the Advisory Agreement. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.

Expense Examples:

As a shareholder of The Fund, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

32

THE OBERWEIS FUNDS

Supplemental Information (unaudited) (continued)

The Example is based on an investment of $1,000 investment at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period 7/1/22 – 12/31/22	Expense Ratio During Period 7/1/22 – 12/31/22
INTERNATIONAL OPPORTUNITIES Institutional FUND
Actual	$ 1,000.00	$ 983.21	$ 5.50	1.10%
Hypothetical	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%

FOCUSED INTERNATIONAL GROWTH FUND
Actual	$ 1,000.00	$ 986.57	$ 4.76	0.95%
Hypothetical	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

33

Trustees and Officers
Michael J. Simon Trustee Gary D. McDaniel Trustee James W. Oberweis President, Trustee David I. Covas Vice President Kenneth S. Farsalas Vice President	Katherine Smith Dedrick Trustee Alix J. Charles Trustee Patrick B. Joyce Executive Vice President Eric V. Hannemann Treasurer Thomas P. Joyce Secretary Chief Compliance Officer

Manager and Investment Advisor

Oberweis Asset Management, Inc.

3333 Warrenville Road, Suite 500, Lisle, IL 60532

800-323-6166

oberweisfunds.com

Distributor

Oberweis Securities, Inc.

3333 Warrenville Road, Suite 500, Lisle, IL 60532

630-577-2300

oberweisfunds.com

Custodian

UMB Bank, n.a.

928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.

P.O. Box 711, Milwaukee, WI 53201-0711

800-245-7311

Counsel

Vedder Price P.C.

222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor, Philadelphia, PA 19103

International Opportunities Institutional Fund

Focused International Growth Fund

800-245-7311

oberweisfunds.com

3333 Warrenville Road

Suite 500

Lisle, IL 60532

ITEM 2.	CODE OF ETHICS.

(a)	As of December 31, 2022, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	During the period covered by this report, there were not any amendments to a provision of the Code of Ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code of Ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is Michael J. Simon. Mr. Simon is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2021	2022
Audit fees	112,000	129,500
Audit-Related Fees	N/A	N/A
Tax Fees	26,000	29,950
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2022 and 2021 were $29,950 and $26,000, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)	Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/07/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/07/2023

By (Signature and Title*)	/s/ Eric V. Hannemann
Eric V. Hannemann
Treasurer, The Oberweis Funds

Date 03/07/2023

/*/	Print the name and title of each signing officer under his or her signature.